LEASE

                                       FOR

                            FRONTIER CENTER ONE, LLC,
                      a Colorado limited liability company

                                  (as Landlord)

                                       and

                            FRONTIER AIRLINES, INC.,
                             a Colorado corporation

                                   (as Tenant)

                                      LEASE

         This Lease is made as of the day of , 2000, by and between Frontier Center One, LLC, a Colorado limited liability company ("Landlord") and Frontier Airlines, Inc., a Colorado corporation, ("Tenant").

                               W I T N E S S E T H

     1. Basic Provisions. In addition to other terms which are defined elsewhere in this Lease or any Exhibits, the terms defined in the following subsections of this Section 1 shall have the meaning set forth in such subsection whenever used in this Lease.

         1.1......Building:  Approximately  * rentable  square  foot,  one story building to be constructed by Landlord commonly known as Frontier Center One, with a street address of 7001 Tower Road, Denver, CO 80249.

         1.2......Premises:  Approximately  *  rentable  square  feet  of  space located in the Building, including all improvements therein or to be provided by Landlord under the terms of this Lease, commonly known as Suite 101, as outlined on Exhibit A attached hereto, and approximately * square feet of space in the Building services court depicted on Exhibit A-1 attached hereto and made a part hereof, (the "Ground Satellite Area" described in Section 49 hereof) and a day care play area (the "DC Play Area"), if requested by Tenant and approved by Landlord in accordance with Exhibit C hereof. In addition to Tenant's rights to use and occupy the Premises as hereinafter specified, Tenant shall have non-exclusive rights to the Common Areas (as defined in Section 2.4 below) as hereinafter specified, but shall not have any rights to the roof (except as expressly granted in Section 49 hereof), exterior walls or utility raceways of the Building or to any other buildings in the Building Complex.

         1.3......Building Complex: The Premises, the Building, the Common Areas
(as defined below), the land upon which they are located, which land is legally described on Exhibit B attached hereto and made a part hereof (the "Real Property").

         1.4......Parking:  *  unreserved  vehicle  parking  spaces  for  each *
rentable square feet of the Premises, excluding the Ground Satellite Area and DC Play Area from such calculation.

         1.5......Term:  * years and * months ("Primary Lease Term")  commencing
October 1, 2000 ("Commencement Date").

         1.6......Estimated Delivery  Date:  October 1, 2000.   [This  is  a non
binding estimate of the date on which the Premises will be Ready for Delivery as defined below.]

         1.7......Base Rent:

         .........(a)  For the  Primary  Lease Term and  commencing  on the Rent
Commencement Date, as defined in Section 4.1 below, Base Rent for the first * rentable square feet of the Premises excluding the Ground Satellite Area and DC Play Area shall be:

                           Lease Year Per Square Foot

                            1                   $ *
                            2                   $ *
                            3                   $ *
                            4                   $ *
                            5                   $ *
                            6                   $ *
                            7                   $ *
                            8                   $ *
                            9                   $ *
                           10                   $ *
                           11                   $ *
                           12                   $ *

                  (b) In addition, with respect to the rentable square feet of the Building leased by Tenant exceeding * rentable square feet, excluding the Ground Satellite Area and DC Play Area, which are part of the Premises as of the Commencement Date, * rentable square feet, the Base Rent for the Primary Lease Term shall be as follows:

                           Lease Year Per Square Foot

                             1                   $ *
                             2                   $ *
                             3                   $ *
                             4                   $ *
                             5                   $ *
                             6                   $ *
                             7                   $ *
                             8                   $ *
                             9                   $ *
                            10                   $ *
                            11                   $ *
                            12                   $ *

                  (c) In addition, Tenant shall pay Base Rent in the amount of $* per month, for the Primary Lease Term for the Ground Satellite Area described in Section 49 hereof.

         1.8 Rentable Area: Approximately * rentable square feet which is all rentable space available for lease in the Building ("Rentable Area of the Building") and approximately * rentable square feet which is the rentable space located within the Building comprising the Premises, excluding the Ground Satellite Area and DC Play Area, ("Rentable Area of the Premises"). Unless otherwise provided herein, any square footage set forth in this Lease or that may have been used in calculating the Rent and/or Common Area Operating Expenses is an approximation which Landlord and Tenant agree is reasonable and the Base Rent and Tenant's Share based thereon are not subject to revision whether or not the actual square footage is more or less. Notwithstanding the foregoing, if there is: (i) alteration to the Premises or the Building after the Commencement Date; or (ii) any change in the designated Rentable Area of the Premises and/or the Building after the Commencement Date, then Landlord shall have the exclusive discretion to recalculate Tenant's Share by substituting the revised approximate Rentable Area of the Premises and/or the Building in the calculation described above. Any change in the approximate Rentable Area of the Premises and/or the Building recalculated by Landlord shall be effective, for purposes of calculating Tenant's Share as of the first day of the next calendar month after Landlord provides to Tenant written notice of such change. Landlord and Tenant agree that the Rentable Area of the Premises shall be determined in accordance with Paragraph 3 of the Work Agreement, Exhibit C hereto, and the Base Rent and Tenant's Share of Operating Expenses shall be calculated at that time. Rentable Area shall be calculated in accordance with the Standard Method for Measuring Floor Area in Office Buildings published by The Building Owners and Managers
Association International and approved by the American National Standards Institute, Inc., on June 7, 1996.

         1.9 Tenant's Share of Operating Expenses: A percentage determined by dividing the Rentable Area of the Premises by the Rentable Area of the Building. Tenant shall commence paying Tenant's share of Operating Expenses on January 1, 2001. Landlord and Tenant acknowledge that Tenant has been granted the right to more parking spaces than other tenants will be granted. Therefore, in calculating Tenant's Share of Operating Expenses, Tenant shall pay * percent of all costs associated with the maintenance, repair or replacement of parking areas for each percent of Tenant's Share of other Operating Expenses. (For example, if Tenant's Share is *%, Tenant's share for parking areas is * x * = *.)

         1.10 Security Deposit:   Initially  $*  and  thereafter   decreasing in
accordance with Section 5.3 herein.

         1.11 Permitted Use: (i) General office; (ii) telephone reservation center; (iii) classroom training; (iv) flight simulator training; (v) dispatch center; (vi) cafeteria only for employees; (vii) exercise area only for employees; and (viii) day care center and for no other purpose; provided, however, at no time during the Primary Lease Term as it may be extended, may more than * of the Rentable Area of the Premises at any time, be used for uses
(vi) through (viii) above.

         1.12 Applicable Laws: Applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "Applicable Laws").

         1.13 Business Day: Monday through Friday, legal holidays (days on which the U.S. Post Office is closed) excepted.

         2.   Premises, Parking and Common Areas.

         2.1 Grant. In consideration of the Rent and the other covenants described in the Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises, for the Term, at the Rent and upon all of the terms, covenants and conditions set forth in this Lease. Tenant accepts this Lease and the Premises upon the covenants and conditions set forth in this Lease and subject to: (a) any encumbrances, covenants, conditions, restrictions and other matters of record as of the Commencement Date of the Lease; and (b) the Applicable Laws. Landlord hereby represents, covenants and warrants to Tenant that, as of the Commencement Date it will have fee simple title to the Real Property of which the Premises is a part and as of the Commencement Date, the Premises will not be subject to leases and tenancies other than this Lease. Furthermore, between the date of this Lease and the Commencement Date, Landlord agrees not to record (or voluntarily permit recording) against the Real Property any document which would prohibit Tenant's Permitted Use.

         2.2 Landlord Delivery. Landlord shall deliver the Premises to Tenant "Ready for Delivery" as hereafter defined within the time frames described in
Section 3.2 herein. Ready for Delivery as used herein shall mean the date that Tenant may enter the Premises to perform Tenant's Work (as defined in Exhibit C hereto) including, sufficient access to the Premises for construction vehicles. The certificate of the architect (or other representative of the Landlord) in charge of supervising the completion of the Premises shall control conclusively the date upon which the Premises are Ready for Delivery. On and after the Delivery Date, Tenant and its authorized agents, contractors, subcontractors and employees shall be entitled to enter the Premises at Tenant's sole risk and expense to complete Tenant's Work. From the Delivery Date, estimated to be October 1, 2000, the provisions of this Lease other than with respect to the payment of Base Rent and Tenant's Share of Operating Expenses shall apply and Tenant shall pay for all utilities used by Tenant, its agents, contractors, subcontractors or employees. Prior to entry, Tenant shall provide to Landlord evidence of insurance to be provided by Tenant pursuant to the provisions of
Section 9 of this Lease. Tenant acknowledges that on the Delivery Date, Landlord will be completing Landlord's Work (as defined in Exhibit C hereto) and Tenant, its agents, employees and contractors shall not interfere, delay or hinder Landlord, its agents, contractors or subcontractors in construction of Landlord's Work in accordance with the provisions of this Lease and any such delay shall be Tenant Delay as described in the Work Agreement. Tenant shall not use the Premises for storage of inventory or otherwise commence operation of business until such time as Tenant has received and delivered to Landlord a Certificate of Occupancy (temporary or final) or an equivalent sign-off issued by the appropriate governmental authority permitting use of the Premises for the Permitted Use under the Lease.

         2.3 Acceptance of Premises. Landlord has advised Tenant to satisfy itself with respect to the condition of the Premises including, but not limited to, the electrical and fire sprinkler systems, security, environmental aspects, and compliance with the Americans with Disabilities Act ("ADA") and the Applicable Laws and the present and future suitability of the Premises for Tenant's intended use. Notwithstanding the foregoing, and subject to reimbursement as set forth in Section 4.2 below, Landlord will be responsible for compliance of the Common Areas of the Building with Applicable Laws; provided, however, Landlord shall have no obligation for non-compliance if such non-compliance is a result of Tenant's Permitted Use or occupancy of the Premises. The Landlord's Work (as the term is used in Exhibit C hereto), without any interior finish work will comply with the requirements of the ADA required for a commercial facility with no day care facility and excluding noncompliance due to inconsistencies with building codes or interpretations thereof. Compliance with the ADA as to the Tenant's Work shall be the sole responsibility of Tenant and Tenant's Work will comply with the requirements of the ADA required for Tenant's Permitted Use, including the day care center if Tenant elects to operate one. Landlord's Work and Tenant's Work shall be completed in accordance with Exhibit C attached hereto and made a part hereof (the "Work Agreement"). Except as set forth expressly herein and in the Work Agreement, Landlord shall have no obligation for completion of any improvements to the Premises and Tenant shall accept the Premises in its "AS IS" condition on the
Lease Commencement Date. Subject to Total Delay (as defined in Section 3.2 hereof), Landlord's Work will be substantially completed (excluding landscaping and parking lot striping that may not be able to be performed due to time of year or weather constraints) by the Rent Commencement Date.

         2.4 Common Areas. The term "Common Areas" is defined as all areas and facilities outside the Premises and excluding Rentable Area of the Building leased to other tenants and within the exterior boundary line of the Building Complex and interior utility raceways within the Premises that are provided and designated by the Landlord from time to time for the general non-exclusive use of Landlord, Tenant and other tenants of the Building Complex and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas. Landlord hereby grants to Tenant, for the benefit of Tenant and its employees, suppliers, shippers, contractors, customers and invitees, during the Term of this Lease the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Landlord under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Building Complex. Under no circumstances shall the right therein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Landlord or Landlord's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord. Landlord or such other person(s) as Landlord may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto subject to any limitations thereon specifically set forth herein. Landlord shall have the right, in Landlord's sole discretion, from time to time: (i) to make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways so long as access to the Premises remains available and such modifications do not contravene any specific requirement contained in this Lease; (ii) to close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (iii) to designate other land outside the boundaries of the Building Complex to be a part of the Common Areas; (iv) to add additional buildings and improvements to the Common Areas; (v) to use the Common Areas while engaged in making additional improvements, repairs or alterations to the Building Complex, or any portion thereof as long as access to the Premises remains available; (vi) to do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Building Complex as Landlord may, in the exercise of sound business judgment deem to be appropriate so long as such acts or modifications do not contravene any specific requirement contained in the Lease and access to the Premises remains available; and (vii) use the Common Areas for marketing purposes.

         2.5 Parking. Tenant shall be entitled to use the number of unreserved parking spaces specified in Section 1.4 (which number of spaces may be reduced if Tenant elects to place a day care center in the Premises and must install the DC Play Area to comply with Applicable Laws related to such day care center) on a first come, first served basis on those portions of the Common Areas designated from time to time by Landlord for parking. Tenant shall not use more parking spaces than said number. Said parking spaces shall be used in compliance with the Parking License attached as Exhibit G hereto and made a part hereof for parking by vehicles no larger than full-size passengerautomobiles, sport utility vehicles, passenger vans, or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Landlord in the Rules and Regulations issued by Landlord. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Landlord for such activities. If Tenant permits or allows use of the prohibited areas, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, or if applicable, the owner of the vehicle where Tenant has not permitted or allowed the use of the prohibited area, which cost shall be immediately payable upon demand by Landlord, if Tenant shall be responsible for such costs pursuant to the terms hereof.

         3.   Term.

         3.1 Term. The Commencement Date, Expiration Date and Primary Lease Term of this Lease are as specified in Section 1.5.

         3.2  Delay in Possession.

                  (a) If for any reason Landlord cannot deliver possession of the Premises to Tenant in accordance with the terms of Section 2.2 hereof by the Estimated Delivery Date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Tenant hereunder, or extend the Term hereof; but in such case, Tenant shall not, except as otherwise provided herein, be obligated to pay Base Rent, utility costs or Tenant's Share of Operating Expenses, or perform any other obligation of Tenant under the terms of this Lease until Landlord delivers the Premises to Tenant in the condition described in Section 2.2. If the Premises are not Ready for Delivery by the Commencement Date set forth in
Section 1.5 hereof, and such delay is due to other than Tenant Delay (as defined in Exhibit C hereto) and except for force majeure events, Tenant shall be entitled to * day of occupancy of the Premises without the payment of the Base Rent for each day after * days (the "*-Day Period") from the Commencement Date as set forth in Section 1.5 that the Premises are not Ready for Delivery. Tenant Delay and delay due to force majeure events may be called "Total Delay" herein. Such *-Day Period shall be extended one day for each day of Total Delay until the Premises are Ready for Delivery. The term "force majeure" as used herein shall mean delay due to causes outside of Landlord's control that could not be avoided by the exercise of due care, including, without limitation, labor disputes, fire, flood, earthquake or civil disturbance, unusual delay in transportation, adverse weather conditions, or casualties. If the Premises are not Ready for Delivery * days after the Commencement Date as set forth in
Section 1.5 hereof, and such delay is due to other than Total Delay Tenant shall be entitled to * days of occupancy of the Premises without payment of the Base Rent for each day after * days from the Commencement Date set forth in Section
1.5 that the Premises are not Ready for Delivery. Such * day period shall be extended one day for each day of Total Delay until the Premises are Ready for Delivery. If the Premises are not Ready for Delivery * days after the Commencement Date as set forth in Section 1.5 hereof, and such delay is due to other than Total Delay, Tenant shall have the right to terminate this Lease upon written notice to Landlord given within * calendar days after such * day period. If Tenant exercises its right to terminate hereunder, effective on the date such notice is received by Landlord, this Lease shall be null and void and of no further force and effect. If Tenant fails to timely exercise its right to terminate, this Lease shall continue in full force and effect and the Lease Commencement Date shall be the date that the Premises are Ready for Delivery. The delay of the Commencement Date, the Rent credit and the right to terminate the Lease as set forth herein shall be in full satisfaction of any claims Tenant might otherwise have as a result of such delay; provided, however, except for Total Delay, if and only if after the *-Day Period, Landlord is fully capable of performing Landlord's Work and fails to proceed with Landlord's Work with reasonable diligence, in addition to the Rent credit described above, Landlord will be liable to Tenant in the total amount of Tenant's actual damages, excluding any consequential damages, resulting from the delay in delivery of the Premises in Ready for Delivery condition arising from delays which are not Tenant Delay but are delays over which Landlord does have control and for which Landlord fails to proceed with reasonable diligence. Likewise, in the event of Tenant Delay exceeding * days, Tenant shall be liable to Landlord in the total amount of Landlord's actual damages, excluding any consequential damages, arising out of Tenant Delay in excess of * days.

                  (b) If in accordance with the foregoing provision, the Commencement Date would occur on other than the first day of a calendar month, the Commencement Date shall be delayed until the first day of the next calendar month and the Primary Lease Term shall be measured from such date; provided, however, during any period of delayed commencement, all terms and provisions set forth in this Lease including, but not limited to Tenant's obligation to pay Base Rent and all other charges under the Lease shall commence measured from such earlier date. In order to place in writing the exact Commencement Date, Rent Commencement Date and expiration date of the Lease, the Rentable Area of the Premises and Building, the parties agree to execute a supplemental agreement to become a part hereof in the form attached hereto as Exhibit E.

         3.3 Lease Year. "Lease Year" as used in this Lease shall be defined as each twelve month period beginning with the Rent Commencement Date or any anniversary thereof and ending on the immediately preceding day one year later.

         4.   Rent.

         4.1 Base Rent. Tenant shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Landlord in lawful money of the United States, without offset or deduction on or before the day on which it is due under the terms of this Lease. Subject to the terms of Section 3.2, the first payment of Base Rent shall be due no later than * calendar months after the Commencement Date (the "Rent Commencement Date"). Base Rent and all other Rent and charges for the period during the Term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Landlord at its address stated herein or to such other persons or at such other addresses as Landlord may from time to time designate in writing to Tenant.

         4.2 Operating Expenses. Subject to the terms of Section 3.2, commencing no later than * calendar months after the Commencement Date, Tenant shall pay to Landlord during the Term hereof, in addition to the Base Rent, Tenant's Share (as specified in Section 1.8) of all Operating Expenses, as hereinafter defined, during each calendar year of the Term of this Lease, in accordance with the following provisions:

                  (a) "Operating Expenses" are defined, for purposes of this Lease, as all costs incurred by Landlord relating to the ownership and operation of the Building Complex including, but not limited to, the following:

                    (i) The operation,  repair and maintenance,  in neat, clean, good order and condition of the Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators, roofs, and exterior walls, including paint; exterior signs, awnings, any tenant directories, and fire detection and sprinkler systems.

                    (ii)  The  cost  of  water,  sewer,  gas,   electricity  and
               telephone to service the Common Areas, or Premises to the extent not separately metered.

                    (iii)  Snow,  ice  and  trash  removal   service,   property
               management and security services and the costs of any environmental inspections and the heating, air conditioning and ventilating maintenance contract.

                    (iv) The costs of capital  improvements,  structural repairs and replacements in or to the Building in order to conform to changes subsequent to the Commencement Date in any Applicable Laws, ordinances, rules, regulations or orders of any governmental or quasi-governmental authority having jurisdiction over the building (the "Required Capital Improvements"); the costs of any capital improvements, structural repairs and replacements designed primarily to reduce any Operating Expenses (the "Cost Savings Improvements"). The expenditures for Required Capital Improvements and Cost Savings Improvements shall be amortized at a market rate of return over the useful life of such item as determined by Landlord's accountants. Capital Improvements shall not include the initial costs of Building expansions for purposes of determining Operating Expenses.

                    (v) Real Property Taxes to be paid by Landlord for the Building and the Common Areas under Section 11 hereof.

                    (vi) The cost of the  premiums  for the  insurance  policies maintained by Landlord under Section 9 hereof.

                    (vii) Any deductible  portion of an insured loss  concerning the Building or the Common Areas.

                    (viii) Any other  services to be  provided by Landlord  that are stated elsewhere in this Lease to be an Operating Expense.

                    (ix) The cost of  maintenance,  repair or replacement of the fire protection system.

                  (b)      Operating Expenses shall not include:


                    (i) any repairs to, or  replacements of the Building roof or structural elements (including foundations, structural columns and beams and load bearing walls) to the extent covered by warranty;

                    (ii) any  latent  defect of  Landlord's  Work  (Tenant  must
               notify   Landlord  of  such   defects   within  90  days  of  the
               Commencement Date);

                    (iii) any items (including but not limited to costs incurred by Landlord for repair of damage to the Building) to the extent Landlord receives reimbursement from insurance proceeds or from a third party however any deductible portion of any insured loss may be included in operating expenses;

                    (iv) interest or principal  payments or any other  financing costs of any mortgage or any indebtedness of Landlord, except as expressly included in Section 4.2(a) above.

                    (v) Depreciation,  amortization, or interest payments except as specifically included in Operating Expenses;

                    (vi) Landlord's general corporate overhead and general administrative expenses including but not limited to, salaries of officers and executives of Landlord except to the extent they provide direct service to the Building Complex;

                    (vii) advertising and promotional  expenditures and costs of signs in or on the Building identifying the owner of the Building or its manager;

                    (viii) costs arising from Landlord's charitable or political contributions;

                    (ix) costs, fees,  penalties and other expenses arising from the presence, remediation or removal of any Hazardous Substances on or from the Building or Real Property, not caused by the actions of Tenant;

                    (x) any item to the extent  that  Tenant's  payment  thereof would result in Landlord receiving more than 100% of Landlord's actual expenditure;

                    (xi) legal and accounting fees for preparation of Landlord's business documents including the preparation of any and all tax returns; and

                    (xii) repairs or restoration necessitated by condemnation to the extent reimbursed by the award granted by the condemning authority.

                  (c) The inclusion of the improvements, facilities and services set forth in Section 4.2(a) shall not be deemed to impose an obligation upon Landlord to either have said improvements or facilities or to provide those services unless Landlord has agreed elsewhere in this Lease to provide the same or some of them.

                  (d) Tenant's Share of Operating Expenses shall be payable by Tenant within * days after a reasonably detailed statement of actual expenses is presented to Tenant by Landlord. At Landlord's option, however, an amount may be reasonably estimated by Landlord, from time to time, of Tenant's Share of annual Operating Expenses and the same shall be payable monthly, as Landlord shall designate, during each calendar year on the same day as the Base Rent is due hereunder. If during any particular calendar year, there is a change in the information on which Landlord based the estimate upon which Tenant is then making its estimated Operating Expense payments so that such estimate furnished to Tenant is no longer accurate, Landlord shall be permitted to revise such estimate, from time to time, by notifying Tenant and there shall be such adjustments made in the monthly amount of Tenant's Share on the first day of the month following the serving of such statement to Tenant. Landlord shall deliver to Tenant after the expiration of each calendar year a reasonably detailed statement showing Tenant's Share of the actual Operating Expenses incurred during the preceding year. If Tenant's payments under this Section 4.2(c) during said preceding calendar year exceed Tenant's Share as indicated on said statement, Tenant shall be credited the amount of such overpayment against Tenant's Share of Operating Expenses next becoming due. If Tenant's payments under this Section 4.2(c) during said preceding year were less than Tenant's Share as indicated on said statement, Tenant shall pay to Landlord the amount of the deficiency within * days after delivery by Landlord to Tenant of said statement. Landlord's failure to deliver to Tenant a statement of Tenant's Share within * days after the end of the applicable calendar year shall not relieve Tenant of the obligation to pay sums otherwise due, but Landlord shall make reasonable efforts to cause such statement to be delivered to Tenant within such period and shall deliver such statement to Tenant no later than * days after the end of the applicable calendar year. Tenant's obligation to pay Tenant's Share of Operating Expenses which accrue during the Term hereof shall survive the expiration or termination of the Lease.

                  (e) If Tenant shall dispute the amount of an adjustment submitted by Landlord's accountants or the proposed estimate on the basis of which Tenant's Rent is to be adjusted as provided in subsection (d) above, Tenant shall give Landlord written notice of such objection within * days after Landlord's accountants or Landlord advise Tenant of such adjustment or proposed increase or decrease. If Tenant does not give Landlord such written notice within such time, Tenant shall have waived its right to dispute the amounts so determined. If Tenant timely objects, Tenant shall have the right to engage its own certified public accountants ("Tenant's Accountants") for the purpose of verifying the accuracy of the statement complained of or the reasonableness of the estimated increase or decrease. If Tenant's Accountants determine that an error has been made, Landlord's accountants and Tenant's Accountants shall endeavor to agree upon the matter, failing which the parties shall settle the dispute by judicial action or in such other manner as they agree. All costs incurred by Tenant in obtaining its own accountants shall be paid for by Tenant unless Tenant's Accountants disclose an error, acknowledged by Landlord's accountants (or found to have occurred in a judicial action), of more than * in the computation of the total amount of Operating Expenses as set forth in the statement submitted by Landlord's accountants which is challenged, in which event Landlord shall pay the reasonable costs incurred by Tenant in obtaining such audit (but excluding any such costs billed on a contingency fee basis). Notwithstanding the pendency of any dispute over any particular statement, Tenant shall continue to pay Landlord the amount of the adjusted monthly installments of Rent determined by Landlord's accountants until the adjustment has been determined to be incorrect as aforesaid. If it shall be determined that any portion of the Operating Expenses were not properly chargeable to Tenant, then Landlord shall promptly credit or in or after the final Lease Year, refund the appropriate sum to Tenant. Delay by Landlord or Landlord's accountants in submitting any statement contemplated herein for any calendar year shall not affect the provisions of this Section 4 or constitute a waiver of Landlord's rights as set forth herein for said calendar year or any subsequent calendar years during the Primary Lease Term and any extensions thereof.

         4.3 Rent. The Base Rent, Tenant's Share of Operating Expense and all other amounts due to be paid to Landlord under this Lease may be referred to herein collectively as "Rent".

         4.4 Additional Consideration. As Additional Consideration for the Tenant's entering the Lease for the Premises, Landlord will pay to Tenant the amount of $* each calendar quarter commencing * and continuing each * thereafter up to a total of $*; provided that on the date of each payment: (i) the Lease is in full force and effect at the time of each payment; (ii) Tenant has taken possession of the Premises and has commenced payment of Rent; (iii) Tenant is not in monetary default or material non-monetary default under the Lease; and
(iv) Tenant has not assigned the Lease or sublet any interest in the Lease or the Premises other than to Affiliates of Tenant (as defined below). The Additional Consideration is personal to Tenant and may not be assigned to any third party, nor shall it be for the benefit of any party other than Tenant. An "Affiliate" as used herein shall mean a company that controls the Tenant corporation, or is controlled by the Tenant corporation or is under common control with the Tenant corporation.

         5.   Security Deposit.

         5.1 The later of the date the Premises are Ready for Delivery or October 1, 2000, Tenant shall deposit with Landlord the Security Deposit set forth in Section 1.9 as security for Tenant's faithful performance of Tenant's obligations under this Lease. The Security Deposit must be delivered on such date in good funds or by Letter of Credit as described in Section 5.2 below. If Tenant provides good funds, Tenant shall have the right at a later date to deliver a Letter of Credit complying with the requirements of Section 5.2 below and after acceptance of such Letter of Credit, Landlord will return the good funds Security Deposit. If Tenant fails to pay Base Rent or other rent or charges due hereunder, or otherwise is in default under this Lease, Landlord may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Landlord or to reimburse or compensate Landlord for any liability, cost, expense, loss or damage (including attorneys' fees) which Landlord may suffer or incur by reason thereof. If Landlord uses or applies all or any portion of said Security Deposit, Tenant shall within * days after written request therefore deposit monies with Landlord sufficient to restore said Security Deposit to the full amount required by this Lease. If paid in cash, Landlord shall keep the Security Deposit separate from its general accounts in an interest bearing account of Landlord's choice with the interest thereon payable to the Tenant at the expiration of the Lease; provided however Landlord shall be entitled to the interest on the Security Deposit if Landlord is entitled to the Security Deposit pursuant to the terms of this Lease. Landlord shall, within * days after the expiration of the Term hereof and after Tenant has vacated the Premises, return to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest herein), that portion of the Security Deposit, and interest thereon, not used or applied by Landlord. At Landlord's election, Landlord may elect to have the Security Deposit held by Landlord's manager in a separate security deposit, trust, trustee or escrow account established and maintained by such manager with respect to certain security deposits of tenants within the Building Complex. Unless Tenant is so notified, (i) Landlord will hold the Security Deposit and be responsible for its return; and (ii) Tenant may request return of the Security Deposit by giving Landlord written notice in accordance with the provisions of the Lease. If Landlord's manager holds the Security Deposit, Landlord's manager will be required to agree that in the event of a dispute over the ownership of the Security Deposit, the manager will not wrongfully withhold Landlord's true name and current mailing address from Tenant. Landlord may deliver the funds deposited herein by Tenant to the purchaser of Landlord's interest in the Premises in the event such interest be sold, and thereupon, Landlord shall be discharged from further liability with respect to such deposit. If the claims of Landlord exceed said deposit, Tenant shall remain liable for the balance of such claims.

         5.2 Notwithstanding anything to the contrary set forth in Section 5.1 above, Tenant has requested permission to provide Landlord with a clean, unconditional, irrevocable letter of credit on a form and from a lending institution acceptable to Landlord in its reasonable discretion (the "Letter of Credit") instead of a good funds Security Deposit. If Tenant elects to deliver the Letter of Credit instead of the good funds Security Deposit, the initial Letter of Credit shall be in an amount as then required by the terms of Section
5.3. It is further understood and agreed, that no later than * days prior to the expiration date of the initial Letter of Credit or renewal Letter of Credit, as the case may be, Tenant shall present Landlord with good funds or an extension or renewal of the initial Letter of Credit or a substitute Letter of Credit, in the same form from a lending institution subject to Landlord's reasonable approval, in the amount described herein, that shall be effective no later than upon the expiration of the initial Letter of Credit and continue in effect for at least a one-year period. Any failure of Tenant to provide Landlord with good funds or the extensions or renewals or substitute Letter of Credit, as required hereunder, shall be deemed a default by Tenant under the Lease and Landlord shall have the right prior to expiration thereof, to present any Letter of Credit then in its possession for payment, with the amounts received thereunder to be held as the Security Deposit hereunder.

         5.3 Notwithstanding the foregoing, provided Tenant is not in default under the Lease, the Security Deposit shall be reduced by $* for the second Lease Year and by $* for each succeeding Lease Year until the Security Deposit has been reduced to $*. No earlier than * days nor later than * days prior to the end of the fifth Lease Year, Tenant shall provide Landlord with a certified statement of Tenant's net worth. If such statement certifies Tenant's net worth to be $* or greater, Tenant shall not be required to maintain a Security Deposit for the remainder of the Term. If such statement certifies Tenant's net worth to be less than $*, Tenant shall maintain a Security Deposit of $* for the remainder of the Term of the Lease, as it may be extended.

         6.   Use.

         6.1  Permitted Use.

                  (a) Tenant shall use and occupy the Premises only for the Permitted Use set forth in Section 1.11 and for no other purpose. Tenant shall not use or permit the use of the Premises in a manner that is unlawful, creates waste, odor, or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises, Building or neighboring premises or properties.

                  (b) Landlord hereby agrees to not unreasonably withhold or delay its consent to any written request by Tenant, Tenant's assignees or subtenants, and by prospective assignees and subtenants of Tenant, its assignees and subtenants, for a modification of said Permitted Use so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, does not conflict with uses by other tenants, is not significantly more burdensome to the Premises or the Building and the improvements thereon, and is otherwise permissible pursuant to Applicable Laws and pursuant to this Section 6. If Landlord elects to withhold such consent, Landlord shall within * business days after such request give a written notification of same, which notice shall include an explanation of Landlord's reasonable objections to the change in use.

         7.   Hazardous Substances.

         7.1 Consent. Tenant shall not cause or permit any Hazardous Substances to be used, stored, generated or disposed of on, in or about the Premises, the Building, or the Building Complex by Tenant, or any of its agents, employees, representatives, contractors, suppliers, customers, subtenants, concessionaires, licensees unless Tenant shall have received Landlord's prior written consent, which Landlord may withhold or at any time revoke in its sole discretion. Landlord warrants that to the best of Landlord's actual current knowledge as of the date hereof, there are no Hazardous Substances located in the Premises that violate Hazardous Substance laws by their presence. Further, between the date of this Lease and the Lease Commencement Date, Landlord agrees that it will not knowingly authorize its contractor to install into the Premises Hazardous Substances that violate Hazardous Substance laws by their presence.

         7.2 Use. Notwithstanding the foregoing, Tenant may store, use and dispose of de minimis amounts of office and cleaning products which may contain small and/or unregulated amounts of such Hazardous Substances in the normal course of Tenant's Permitted Use of the Premises, and Tenant covenants to comply with all applicable laws, rules, regulations and ordinances governing same.

         7.3 Indemnification. Tenant shall indemnify and defend Landlord, and hold Landlord harmless, from and against any and all claims, damages, fines, judgments, penalties, costs, expenses, liabilities, or losses relating to any violation by Tenant of any Environmental Law (as hereinafter defined) or of this
Section 7 (including, without limitation, a decrease in value of the Premises, damages caused by loss or restriction of rentable or usable space, and any and all sums paid for settlement of claims, attorneys' fees, consultant fees, and expert fees) incurred by or asserted against Landlord arising during or after the Term of this Lease as a result thereof. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any cleanup, removal, testing or restoration mandated or conducted by or on behalf of any federal, state, or local agency or political subdivision. Without limitation of the foregoing, if Tenant causes or permits the presence of any Hazardous Substance in the Premises, the Building, or the Building Complex that results in any contamination, Tenant shall promptly, at is sole expense, take any and all necessary or appropriate actions to return the Premises, the Building and the Building Complex to the condition existing prior to the presence of any such Hazardous Substance. Tenant shall first obtain Landlord's written approval for the remedial action which is being proposed by Tenant, which approval shall not be unreasonably withheld.

         7.4 Hazardous Substance. Hazardous Substance means any substance that is regulated by any local government, the State of Colorado, the United States government, or any agency, authority and/or instrumentality thereof and includes any and all materials or substances that are defined as "hazardous waste", "extremely hazardous waste", or a "hazardous substance" pursuant to any Environmental Law. Hazardous Substance includes but is not restricted to petroleum and petroleum byproducts, asbestos, explosives, polychlorinated biphenyls ("PCBs") and infectious waste.

         7.5 Environmental Laws. Environmental Laws means all federal, state and local laws, including statutes, regulations, and requirements, relating to the discharge of air pollutants, water pollutants or process waste water or otherwise relating to the environment or Hazardous Substances, including, but not limited to, the Federal Clean Water Act, the Federal Resource Conservation and Recovery Act of 1976, the Federal Comprehensive Environmental Responsibility Cleanup and Liability Act of 1980, regulations of the Environmental Protection Agency, regulations of the Nuclear Regulatory Agency, and regulations of any state department of natural resources or state environmental protection agency, as amended or supplemented from time to time, now or at any time hereafter in effect.

         8. Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations.

         8.1  By Tenant.

                  (a) Subject to the provisions of Sections 8.2, 10, and 15, Tenant shall, at Tenant's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Tenant, and whether or not the need for such repairs occurs as a result of Tenant's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises and located within the Premises, such as plumbing (excluding main utility lines serving more space than the Premises), electrical lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, and subject to Section 8.1 (b) below heating, air conditioning and ventilating systems, but excluding any items which are the responsibility of Landlord pursuant to Section 8.2 below. Tenant, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices including, without limitation, providing janitorial services to the Premises substantially equivalent to those attached hereto as Exhibit I. Tenant's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

                  (b) Subject to reimbursement under the provisions of Section 4, Landlord shall procure a contract for maintenance of the heating, air conditioning and ventilating systems for the Building Complex.

                  (c) If Tenant fails to perform Tenant's obligations under this
Section 8.1, Landlord may enter upon the Premises after * days' prior written notice to Tenant (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Tenant's behalf, and put the Premises in good order, condition and repair in which event Landlord shall be entitled to charge Tenant with Landlord's cost plus * due from Tenant upon presentation of a bill therefor.

                  (d) Notwithstanding the foregoing, Tenant may contract directly with Landlord to perform Tenant's obligations set forth under this
Section 8.1 which contract shall set forth the terms and conditions under which the Landlord or its manager will perform Tenant's obligations. The terms of such performance shall be fully included in and governed by the contract between the parties and shall not effect Landlord or Tenant's rights or obligations under this Lease.

         8.2 By Landlord. Subject to the provisions of Sections 2.2, 4.2, 6, 8.1, 9, 10, 11 and 15, and except for damage caused by any negligent or intentional act or omission of Tenant, its agents, employees, suppliers or invitees, in which event Tenant shall repair the damage, Landlord, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing systems including fire alarm and/or smoke detention systems and equipment, fire hydrants, the sewer line, utility main lines in the Common Areas and any main utility lines which are located in the Premises but serve more space than the Premises, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts of the Common Areas as well as providing the services for which there is a Common Area Operating Expense pursuant to Section 4.2. Landlord shall not be obligated to paint the interior surfaces of exterior walls nor shall Landlord be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Tenant shall have no right to make repairs to the Building or Building Complex at Landlord's expense.

         8.3  Utility Installations, Trade Fixtures, Alterations.

                  (a) Definitions, Consent Required. The term "Utility Installations" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on, or about the Premises. The term "Trade Fixtures" shall mean Tenant's machinery and equipment which can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises which are provided by Landlord under the terms of this Lease, other than Utility Installations or Trade Fixtures. "Tenant-Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Tenant that are not yet owned by Landlord pursuant to Section 8.4(a). Tenant shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Landlord's prior written consent. Tenant may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without Landlord's consent but upon notice to Landlord, so long as they are not visible from the outside of the Premises, are not a water fixture, do not involve puncturing, relocating or removing the roof or any existing walls or changing or interfering with the fire sprinkler or fire detection systems or the heating, air conditioning and ventilating systems, and the cost thereof during the Term of this Lease as extended does not exceed * per occurrence or a cumulative total of *; after which Tenant must seek Landlord's consent for such Alterations and/or Utility Installations. Under no circumstances is Tenant allowed to add water fixtures to the Premises.

                  (b) Consent. Any Alterations or Utility Installations that Tenant shall desire to make and which require the consent of the Landlord shall be presented to Landlord in written form with detailed plans. All consents given by Landlord, whether by virtue of Section 8.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Tenant acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Landlord prior to commencement of the work thereon; and (iii) the compliance by Tenant with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Tenant during the Term of this Lease shall be completed in a good and workmanlike manner, with good and sufficient materials of at least the quality of the original installations in the Premises, and be in compliance with all Applicable Requirements, and be performed by qualified and licensed workers who have provided Landlord with evidence of insurance required by Landlord. Tenant shall promptly upon completion thereof furnish Landlord with as-built plans and specifications therefor. Landlord may, (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs * or more upon Tenant providing Landlord with a lien and completion bond in an amount equal to * times the estimated cost of such Alteration or Utility Installation.

                  (c) Lien Protection. Excluding lien claims arising out of Landlord's Work, Tenant shall pay when due all claims for labor or materials furnished to or for Tenant at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Tenant shall give Landlord not less than * days' notice prior to the commencement of any work in, on, or about the Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Tenant shall, in good faith, contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense, defend and protect itself, Landlord and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Premises. If Landlord shall require, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to * the amount of such contested lien, claim or demand, indemnifying Landlord against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim or, in the alternative, if approved by Landlord's lender, if necessary, a surety bond which complies with the then applicable requirements of the Colorado statutes governing mechanic's liens. In addition, Landlord may require Tenant to pay Landlord's attorneys' fees and costs in participating in such action if Landlord shall decide it is to its best interest to do so, if Tenant has not caused the Premises to be released from the lien in the manner required by then applicable Colorado statutes governing mechanic's liens.

         8.4  Ownership, Removal, Surrender, and Restoration.

                  (a) Ownership. Subject to Landlord's right to require their removal and to cause Tenant to become the owner thereof as hereinafter provided in this Section 8.4, all Tenant-Owned Alterations and Utility Installations made to the Premises by Tenant shall be the property of and owned by Tenant, but considered a part of the Premises. Landlord may, at any time and at its option, elect in a writing delivered to Tenant to be the owner of all or any specified part of the Tenant-Owned Alterations and Utility Installations. Unless otherwise instructed per Section 8.4(b) hereof, all Tenant-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Landlord and remain upon the Premises and be surrendered with the Premises by Tenant.

                  (b) Removal. Unless otherwise agreed in writing, Landlord may require that any or all Tenant-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Landlord. Landlord may require the removal at any time of all or any part of any Tenant-Owned Alterations or Utility Installations made without the required consent of Landlord. Tenant shall be obligated to repair all damage caused by such removal. If Tenant desires Landlord to decide at the time Tenant requests Landlord's consent to a Tenant-Owned Alteration or Utility whether or not Tenant shall be obligated to remove same upon expiration or termination of the Lease, Tenant shall specifically request in writing that Landlord make such decision and Landlord will promptly respond to Tenant with its decision.

                  (c) Surrender/Restoration. Tenant shall surrender the Premises by the end of the last day of the Lease Term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Tenant performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Tenant shall include the repair of any damage occasioned by the installation, maintenance or removal of Tenant's Trade Fixtures, furnishings, equipment, and Tenant-Owned Alterations and Utility Installations, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Tenant, all as may then be required by Applicable Requirements. Tenant's Trade Fixtures shall remain the property of Tenant and shall be removed by Tenant subject to its obligation to repair and restore the Premises per this Lease. Any Trade Fixtures, Tenant-Owned Alterations and/or Utility Installations not removed upon the expiration of this Lease shall be deemed abandoned and may be disposed of by Landlord, as Landlord may determine appropriate, without further notice to Tenant. Tenant shall pay Landlord all expenses incurred in connection with such items including, but not limited to, the costs of repairing any damage to the Premises caused by removal of such items. Tenant's obligation hereunder shall survive the expiration or other termination of the Lease.

         9.   Insurance; Indemnity.

         9.1 Payment of Premiums. The cost of the premiums for the insurance policies maintained by Landlord under this Section 9 shall be an Operating Expense pursuant to Section 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the Term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

         9.2  Liability Insurance.

                  (a) Carried by Tenant. Tenant shall obtain and keep in force during the Term of this Lease a Commercial General Liability policy of insurance protecting Tenant, Landlord and any Lender(s) whose names have been provided to Tenant in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than * per occurrence with an "Additional Insured-Managers or Landlords of Premises" endorsement. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Tenant's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Tenant shall not, however, limit the liability of Tenant nor relieve Tenant of any obligation hereunder. All insurance to be carried by Tenant shall be primary to and not contributory with any similar insurance carried by Landlord, whose insurance shall be considered excess insurance only. In addition, Tenant shall maintain workers' compensation insurance as is required by state law.

                  (b) Carried By Landlord. Subject to reimbursement of premiums as described in Section 9.1, Landlord shall also maintain liability insurance described in Section 9.2(a) above in such amounts, from such companies and on such terms and conditions as Landlord deems appropriate from time to time, in addition to and not in lieu of, the insurance required to be maintained by Tenant. Tenant shall not be named as an additional insured therein.

         9.3 Property Insurance. Subject to reimbursement of premiums as described in Section 9.1, Landlord shall maintain property damage insurance on such portions of the Building and the Common Areas from time to time which Landlord has the obligation to maintain and repair under this Lease, above foundation walls, insuring against loss or damage by fire or other casualty covered by a so-called "special form" policy, in such amounts, and from companies and on such terms and conditions as Landlord deems appropriate from time to time. Tenant-Owned Alterations and Utility Installations, Trade Fixtures and Tenant's personal property shall be insured by Tenant pursuant to Section
9.4. Landlord may also obtain and keep in force during the Term of this Lease a policy or policies in the name of Landlord, with loss payable to Landlord and any Lender(s), insuring the loss of the full rental and other charges payable by all tenants of the Building to Landlord for one year (including all Real Property Taxes, insurance costs, all Operating Expenses and any scheduled rental increases). Tenant shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas if said increase is caused by Tenant's acts, omissions, use or occupancy of the Premises.

         9.4 Tenant's Property Insurance. Subject to the requirements of Section 9.5, Tenant at its cost shall either by separate policy or, by endorsement to a policy already carried, maintain insurance coverage on all of Tenant's personal property, Trade Fixtures and Tenant-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Landlord as the Insuring Party under Section 9.3. Such insurance shall be full replacement cost coverage. The proceeds from any such insurance shall be used by Tenant for the replacement of personal property and the restoration of Trade Fixtures and Tenant-Owned Alterations and Utility Installations. Upon request from Landlord, Tenant shall provide Landlord with written evidence that such insurance is in force. Insurance required of Tenant hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Section 9. Tenant shall cause to be delivered to Landlord, within seven (7) days after the Delivery Date evidence of the existence and amounts of, the insurance required under Section 9.2(a) and 9.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Landlord. Tenant shall at least ten (10) Business Days prior to the expiration of such policies, furnish Landlord with evidence of renewals or "insurance binders" evidencing renewal thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant to Landlord upon demand.

         9.5 Waiver. Tenant and Landlord each hereby release and relieve the other (but not their contractors), and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property or for any business interruption arising out of or incident to the perils to the extent such loss or damage or business interruption is coverable by a standard or special form policy regardless of whether such insurance is carried or not, or if so carried, payable to or protects Landlord or Tenant or both. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Landlord and Tenant agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Landlord or Tenant, as the case may be, so long as the insurance is not invalidated thereby.

         9.6  Indemnity.

                  (a) Subject to Section 9.5 above and except for Landlord's willful misconduct, or that of Landlord's agents or employees, Tenant shall indemnify, protect, defend and hold harmless the Premises, Landlord and its agents, employees, Landlord's master or ground lessor members, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Tenant, the conduct of Tenant's business, any act, omission or neglect of Tenant, its agents, contractors, employees or invitees, and out of any Default or breach by Tenant in the performance in a timely manner of any obligation on Tenant's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Landlord) litigated and/or reduced to judgment. In case any action or proceeding be brought against Landlord by reason of any of the foregoing matters, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel selected by Tenant and/or Tenant's insurer, which counsel is reasonably satisfactory to Landlord and Landlord shall cooperate with Tenant in such defense. Landlord need not have first paid any such claim in order to be so indemnified. The provisions of this Section shall survive the expiration or termination of this Lease.

                  (b) Subject to Section 9.5 above and Section 9.7 below, and except for Tenant's, its agents or employees negligence, Landlord shall indemnify and save Tenant, its agents and employees harmless of and from all liabilities, losses, damages, costs or expenses, including attorneys fees, fines, penalties, judgments or obligations that the Tenant may sustain on account of bodily injuries to third parties lawfully on the Common Areas where the injuries are caused by the wilful misconduct of Landlord, its agents or employees. The provisions of this Section shall survive the expiration or termination of this Lease.

         9.7 Exemption of Landlord from Liability. Landlord shall not be liable for injury or damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, contractors, invitees, customers, or any other person in or about the Premises, excluding bodily injury claims, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, excluding bodily injury claims, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of Landlord nor from the failure by Landlord to enforce the provisions of any other lease in the Building. Notwithstanding Landlord's negligence or breach of this Lease, Landlord shall under no circumstances be liable for injury to Tenant's business or for any loss of income or profit therefrom, or for any consequential damages of Tenant. Notwithstanding anything to the contrary contained herein, Landlord's liability under this Lease shall be limited to its interest in the Building.

         10.  Casualty and Restoration of Premises.

         10.1 Damage Before the Commencement Date. If the Premises or the Building shall be damaged by fire or other casualty after the Delivery Date but before the Landlord has substantially completed Landlord's Work, the Lease shall not be terminated and Landlord shall cause the same to be repaired to the extent of Landlord's Work set forth in Exhibit C hereof and Tenant shall, at its expense, replace or fully repair Tenant's Work.

         10.2 Total Damage. If, after the date of substantial completion of Landlord's Work, the Premises or the Building shall be so damaged by fire or other casualty so as to render the Premises wholly unuseable by Tenant (in Landlord's reasonable discretion) and if such damage shall be so great that a competent architect, in good standing, selected by Landlord shall certify in writing to Landlord and Tenant within * days of said casualty that the Premises, with the exercise of reasonable diligence, cannot be repaired to the extent the Premises are useable by Tenant for general office use and the repairs to the Building, to the extent of Landlord's Work, have been substantially completed within * days from the date of the casualty (subject to delays beyond Landlord's reasonable control), then this Lease shall cease and terminate from the date of occurrence of such damage and Tenant shall, within * days after notice thereof, surrender to Landlord the Premises and all interest therein under this Lease or otherwise and Landlord may reenter and take possession of the Premises and remove Tenant therefrom. Tenant shall pay Rent, duly apportioned, up to the time of such termination of this Lease so long as Tenant surrendered the Premises to Landlord within said * days; failing which Tenant shall pay Rent from the expiration of said * day period until the date of Tenant's vacation and surrender of the Premises. If, however, the damage shall be such that said architect shall certify within said * day period that the Premises can be made tenantable within said * day period (subject to delays beyond Landlord's reasonable control), then, except as hereinafter provided, Landlord shall repair the damage so done with all reasonable speed (to the extent of the Landlord's Work set forth in Exhibit C hereof).

         10.3 Partial Damage. If, after the date of substantial completion of Landlord's Work, the Premises shall be slightly damaged by fire or other casualty, but not so as to render the same wholly unuseable by Tenant (in Landlord's reasonable discretion)or to require a repair period in excess of * days (subject to delays beyond Landlord's reasonable control), then, Landlord, after receiving notice in writing of the occurrence of the casualty, except as hereafter provided, shall cause the same to be repaired to the extent of the damage so done (to the extent of the Landlord's Work set forth in Exhibit C hereof) with reasonable promptness. If the estimated repair period exceeds * days (subject to delays beyond Landlord's reasonable control), then the provisions of Section 10.2 shall control notwithstanding the fact that the Premises are not wholly unuseable.

         10.4 Building Damage. In case the Building throughout shall be so injured or damaged after the date of substantial completion of Landlord's Work, whether by fire or otherwise (though said Premises may not be affected, or if affected), that can be repaired within said * days (subject to delays beyond Landlord's reasonable control), that, within * days after the happening of such injury, Landlord shall decide not to reconstruct or rebuild said Building, then, notwithstanding anything contained herein to the contrary, upon notice in writing to that effect given by Landlord to Tenant within said * days, Tenant shall within * days after notice thereof, surrender the Premises to Landlord, pay the Rent, properly apportioned up to the time of such termination of this Lease so long as Tenant surrenders the Premises to Landlord within said * days; failing which Tenant shall pay Rent from the expiration of said * day period until the date of Tenant's vacation and surrender of the Premises. This Lease shall terminate from the date of delivery of said written notice, and both parties hereto shall be freed and discharged of all further obligations hereunder.

         10.5 Rent Abatement. Provided that the casualty is not the fault of Tenant, Tenant's agents, servants, or employees, Tenant's Rent (Base Rent plus Tenants Share of Operating Expenses) shall abate during any such period of Landlord's repair or restoration, in the same proportion that the part of the Premises rendered unuseable to the Tenant (in Landlord's reasonable discretion) bears to the whole.

         10.6 Tenant's Obligation. In the event the Lease is not terminated, Tenant shall, at its expense, replace or fully repair Tenant's personal property and Tenant's Work, Alterations and Utilities installed by Tenant in the Premises existing on the date of the occurrence of the casualty. Tenant shall fully cooperate with Landlord in removing Tenant's personal property and any debris from the Premises to facilitate making of repairs.

         10.7 Late Term Damage. Notwithstanding anything set forth herein to the contrary, if at any time the Premises are damaged by fire or other casualty in excess of * of the floor area and there is less than one (1) year remaining on the then current Term of the Lease (including any Options to Extend that had been exercised in accordance with Section 50 below), then either Landlord or Tenant shall have the right to terminate this Lease. If either Landlord or Tenant elect to terminate the Lease pursuant to this Section 10.7, it shall advise the other party in writing within * days of said casualty of its election to terminate and within fourteen (14) days after notice thereof, Tenant shall surrender the Premises to Landlord, pay the Rent properly apportioned to the date of the casualty so long as Tenant surrenders the Premises to Landlord within said fourteen (14) days period; failing which Tenant shall pay rent from the expiration of said * day period until the date of Tenant's vacation and surrender of the Premises. If Landlord terminates the Lease in accordance with this Section, but Tenant has an Option to Extend the Term of the Lease at the end of the then-current Term in accordance with Section 50 below (which Option has not yet been exercised nor waived in accordance with Section 50), Tenant shall have the right to give notice to Landlord that Tenant is willing to (and by such notice does) exercise its Option, in which event the Lease shall not be terminated under this Section and this Lease shall continue in full force and effect (unless otherwise terminated in accordance with other Sections of this Article 10) and Landlord and Tenant shall repair the Premises as may be required by this Article 10.

         11.  Real Property Taxes.

         11.1 Payment of Taxes. Landlord shall pay the Real Property Taxes, as defined in Section 11.2, applicable to the Building Complex, and except as otherwise provided in Section 11.3, any such amounts shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Section 4.2.

         11.2 Real Property Tax Definition. As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Building Complex by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Landlord in the Building Complex or any portion thereof, Landlord's right to rent or other income therefrom, and/or Landlord's business of leasing the Premises (other than Landlord's income taxes, excess profit taxes, estate tax, inheritance tax or similar taxes on Landlord's business). The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the Term of this Lease, including but not limited to a change in the ownership of the Building Complex or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Landlord or Tenant. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

         11.3 Additional Improvements. Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Building Complex by other tenants or by Landlord for the exclusive enjoyment of such other tenants. Notwithstanding Section 11.1 hereof, Tenant shall, however, pay to Landlord at the time Operating Expenses are payable under Section 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Tenant or at Tenant's request.

         11.4 Tenant's Taxes. Tenant shall pay prior to delinquency all taxes assessed against and levied upon Tenant-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Tenant contained in the Premises or stored within the Building. When possible, Tenant shall cause its Tenant-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's said property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant's property within * days after receipt of a written statement setting forth the taxes applicable to Tenant's property. In addition, Tenant shall pay all taxes, including, without limitation, workers' compensation, general license or franchise taxes and rent taxes, if any, which may be required for the conduct of Tenant's business.

         12. Utilities.Tenant shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises as described in Section 8.1 herein, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Tenant shall pay to Landlord a reasonable proportion to be determined by Landlord of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Section 4.2(c). In addition, Tenant shall reimburse Landlord for the reasonable costs incurred by Landlord in providing services which are shared by more than one tenant after ordinary business hours, including, without limitation, the costs for materials, additional wear and tear on equipment, utility charges and labor (including fringe benefits and overhead costs). Computation for Landlord's costs for providing such services will be made by Landlord's engineer or Landlord's representative, based on such engineer's survey of Tenant's excess usage.

         13.  Assignment and Subletting.

         13.1 Landlord's Consent. Tenant shall neither sublet any part of the Premises nor assign this Lease or any interest herein without the written consent of Landlord first being obtained, which consent, as to any subletting of less than * of the Premises, will not be unreasonably withheld provided that:
(i) Tenant has complied with the applicable provisions of Section 13.3 below and Landlord has declined to exercise its rights thereunder; (ii) the proposed subtenant or assignee is engaged in a business and the Premises will be used in a manner which is in keeping with the then standards of the Building and does not conflict with any exclusive use rights granted to any other tenant; (iii) the proposed subtenant or assignee has reasonable financial worth in light of the responsibilities involved and Tenant shall have provided Landlord with reasonable evidence thereof; (iv) Tenant is not in monetary default or material non-monetary default hereunder at the time it makes its request for such consent; (v) the proposed subtenant or assignee is not a governmental or quasi-governmental agency; (vi) the proposed subtenant or assignee is not a tenant under, or is not currently negotiating, a lease with Landlord in any Building owned by Landlord in the Denver metropolitan area (including the Building); or (vii) the rent under such sublease or assignment is not less than the rent to be paid by Tenant for such space under the Lease and is not less than *% of the rental rate then being offered by Landlord for similar space in the Building. Notwithstanding anything contained herein to the contrary, Tenant acknowledges that if the use of the Premises by any proposed subtenant or assignee would require compliance by Landlord and the Building with any current or future laws to a greater extent than that required prior to the proposed occupancy by such subtenant or assignee, Landlord, at its sole option, may refuse to grant such consent, unless, as an express condition thereof, Tenant and/or such assignee or subtenant bears the entire cost of such greater compliance. Subject to Section 13.7 below, a sale by Tenant of all or substantially all of its assets or all or substantially all of its stock, if Tenant is a publicly traded corporation; a merger of Tenant with another corporation; the transfer of * or more of the stock in a corporate tenant whose stock is not publicly traded; or transfer of * or more of the beneficial ownership interests in a tenant shall constitute an assignment hereunder requiring Landlord's prior written consent.

         13.2 Terms and Conditions. If this Lease is assigned, Landlord may collect the rent from the assignee and apply the net amount collected to the Rent herein reserved. If the Premises or any part hereof is sublet or occupied by anybody other than Tenant (other than an assignee), Landlord may, after a default by Tenant, collect the rent from the subtenant or occupant and apply the net amount collected to the Rent herein reserved. No such assignment, subletting, occupancy, or collection shall be deemed an acceptance of the assignee, subtenant, or occupant as the tenant hereof or a release of Tenant from further performance by Tenant of covenants on the part of Tenant herein contained. Consent by Landlord to any one assignment or sublease shall not in anyway be construed as relieving Tenant from obtaining Landlord's express written consent to any further assignment or sublease. Notwithstanding the consent of Landlord to any sublease or assignment, Tenant shall not be relieved from its primary obligations hereunder to Landlord, including, but not limited to the payment of all Base Rent and Tenant's Share of Operating Expenses. Landlord's consent to any requested sublease or assignment shall not waive Landlord's right to refuse to consent to any other such request or to terminate this Lease if such request is made, all as provided herein. If Landlord or Tenant collects any rental or other amounts from an assignee or subtenant in excess of the Base Rent and the Tenant's Share of Operating Expenses for any monthly period, Landlord shall be entitled to * of such excess after deducting actual payments by Tenant for brokerage commissions and tenant improvement costs, and Tenant shall pay to Landlord on a monthly basis, as and when Tenant receives the same, all such excess amounts received by Tenant.

         13.3  Landlord's  Rights.  Notwithstanding  anything  contained in this
Article 13 to the contrary, in the event Tenant requests Landlord's consent to sublet all or a portion of the Premises or to assign its interest in this Lease, Landlord shall have the right to: (i) consent to such sublease or assignment in its sole discretion (except if covered by Section 13.1 above); (ii) refuse to grant such consent such in Landlord's sole discretion (except if covered by Section 13.1 above); or (iii) refuse to grant such consent and terminate this Lease as to the portion of the Premises with respect to which such consent was requested; provided, however, if Landlord refuses to grant such consent and elects to terminate this Lease as to such portion of the Premises, Tenant shall have the right within * days after notice of Landlord's exercise of its right to terminate to withdraw Tenant's request for such consent and remain in possession of the Premises under the terms and conditions hereof. In the event the Lease is terminated as set forth herein, such termination shall be effective as of the date set forth in a written notice from Landlord to Tenant, which date shall in no event be more than * days following such notice.

         13.4 Tenant Notice. Tenant agrees that in the event it desires to sublease all or any portion of the Premises or assign this Lease to any party, in whole or in part, Tenant shall notify Landlord in writing not less than * days prior to the date Tenant desires to sublease such portion of the Premises or assign this Lease ("Tenant's Notice"). Tenant's Notice shall set forth the description of the portion of the Premises to be so sublet or assigned and the terms and conditions on which Tenant desires to sublet the Premises or assign this Lease. Landlord shall have * days following receipt of Tenant's Notice within which to exercise Landlord's rights pursuant to Sections 13.1 and/or 13.3 above. If Landlord consents to such sublease or assignment and if for any reason Tenant is unable to sublet said portion of the Premises or assign the applicable portion of its interest in this Lease on the terms and conditions contained in Tenant's Notice within * days following its original notice to Landlord, Tenant agrees to re-offer the Premises to Landlord in accordance with the provisions hereof prior to leasing or assigning the same to any third party.

         13.5 Documents. All documents utilized by Tenant to evidence any subletting or assignment to which Landlord has consented shall be subject to prior approval by Landlord or its counsel. Tenant shall pay on demand all of Landlord's costs and expenses, including reasonable attorneys' fees, incurred in determining whether or not to consent to any requested sublease or assignment and in reviewing and approving such documentation.

         13.6 Bankruptcy. Landlord and Tenant understand that notwithstanding certain provisions to the contrary contained herein, a trustee or debtor in possession under the Bankruptcy Code of the United States may have certain rights to assume or assign this Lease. If a trustee in bankruptcy is entitled to assume control over Tenant's rights under this Lease and assigns such rights to any third party, the Base Rent to be paid hereunder by such party shall be increased to the then current Base Rent (if greater than then being paid for the Premises) which Landlord would charge for comparable space in the Building as of the date of such third party's occupancy of the Premises. Landlord and Tenant further understand that in any event Landlord is entitled under the Bankruptcy Code to Adequate Assurance of future performance of the terms and provisions of this Lease. For purposes of any such assumption or assignment, the parties hereto agree that the term "Adequate Assurance" shall include at lease the following:

                  (a) In order to assure  Landlord  that the  proposed  assignee will have the resources with which to pay the Rent called for herein, any proposed assignee must have demonstrated to Landlord's satisfaction a net worth (as defined in accordance with generally accepted accounting principles consistently applied) at least as great as the net worth of Tenant on the date this Lease became effective increased by *, compounded annually, for each year from the Lease Commencement Date through the date of the proposed assignment. The financial condition and resources of Tenant were a material inducement to Landlord in entering into this Lease.

                  (b) Any proposed assignee of this Lease must assume and agree to be personally bound by the terms, provisions, and covenants of this Lease.

         13.7 Permitted  Transfers.  Notwithstanding  anything set forth in this
Article 13 to the contrary, Tenant shall have the right to make the following types of assignments or subleases on the following conditions without Landlord's prior written consent: (i) to any corporation into which Tenant may be merged or consolidated or which purchases all or substantially all of the stock or assets of Tenant; provided that the entity resulting from such merger, consolidation or purchase has a net worth at least equivalent to that of Tenant immediately preceding such merger, consolidation or purchase and Tenant has provided Landlord with evidence thereof; (ii) to a subsidiary of Tenant, provided Tenant owns a controlling interest in such subsidiary; or (iii) to any parent corporation of Tenant or a sister corporation of Tenant wholly owned by the same parent corporation as Tenant; provided that in the event (i), (ii), or (iii) above that (a) the assignee or subtenant shall assume and be bound by all obligations of Tenant for the payment of all amounts of Rent and other charges under the Lease and the performance of all covenants required by Tenant pursuant to the Lease; and such assignee or subtenant has executed a document to that effect which has been transmitted to the Landlord; (b) Tenant continues to remain liable on its obligations set forth in the Lease; (c) at the time of such assignment or sublease there shall not be an existing Event of Default under the Lease; (d) the Premises shall continue to be used for the Permitted Use; and (e) within * days after the effective date of such assignment or subletting, Tenant provides Landlord with a copy of the assignment or sublease document and substantiation that such assignment or sublease meets the criteria set forth in this subparagraph. Landlord has the right in its discretion to require a Security Deposit from such assignee or subtenant of the greater of (x) the Security Deposit amount then required of Tenant or (y) * if a transfer meeting the requirements of (i) above does not result in an entity with a net worth of at least *.

         14.  Default; Remedies.

         14.1 Default. A "Default" or "Event of Default" by Tenant is defined as a failure by Tenant to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Tenant under this Lease, which failure shall remain uncured for any applicable cure periods allowed herein. Each one of the following shall be an Event of Default:

                  (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises; provided, however, Tenant may vacate the Premises in whole or in part provided the Tenant: (i) gives Landlord
* days prior written notice of its intent to vacate; and (ii) complies with all other terms of the Lease, including payment of all Rent and any other monetary sums required to be paid hereunder.

                  (b) Except as expressly otherwise provided in this Lease, the failure by Tenant to make any payment of Base Rent, Tenant's Share of Operating Expenses, or any other monetary payment required to be made by Tenant hereunder as and when due; provided, however, the Tenant may cure an Event of Default under this provision within * calendar days after Landlord gives written notice thereof to Tenant. Tenant shall not be entitled to more than two such written notices within any * consecutive months. The failure by Tenant to provide Landlord with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Tenant to fulfill any obligation under this Lease which endangers or threatens life or property.

                  (c) Except as expressly otherwise provided in this Lease, the failure by Tenant to provide Landlord with reasonable written evidence (in duly executed original form, if applicable) of (i) the rescission of an unauthorized assignment or subletting per Section 13; (ii) a Tenancy Statement per Section 17; (iii) the subordination or non-subordination of this Lease per Section 31;
(iv) the execution of any document  requested under Section 41  (easements);  or
(v) any other documentation or information which Landlord may reasonably require of Tenant under the terms of this Lease, where any such failure continues for a period of * days following written notice thereof by or on behalf of Landlord to Tenant.

                  (d) A Default by Tenant as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Section 39 hereof that are to be observed, complied with or performed by Tenant, other than those described in Subparagraphs 14.1(a), (b) or (c) above, where such Default continues for a period of * days after written notice thereof by or on behalf of Landlord to Tenant; provided, however, that if the nature of Tenant's Default is such that more than * days are reasonably required for its cure, then it shall not be deemed to be a breach of this Lease by Tenant if Tenant commences such cure within said * day period and thereafter diligently prosecutes such cure to completion.

                  (e) The occurrence of any of the following events: (i) the making by Tenant of any general arrangement or assignment for the benefit of creditors; (ii) Tenant's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within * days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within * days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within * days; provided, however, in the event that any provision of this subparagraph 14.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

                  (f) The discovery by Landlord that any financial statement of Tenant, given to Landlord by Tenant, was materially false.

         14.2     Remedies.

                  (a) If any one or more Events of Default shall occur and shall remain uncured by Tenant during the applicable cure periods set forth in Section
14.1 above or as otherwise specified in this Lease, then Landlord shall have the right at Landlord's election, then or at any time thereafter either:

(1)(a) Without demand or notice, to reenter and take possession of the Premises or any part thereof and repossess the same as of Landlord's former estate and expel Tenant and those claiming possession through or under Tenant and remove the effects of both or either, without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of Rent or preceding breach of covenants or conditions. Should Landlord elect to reenter, as provided in this subparagraph (1), or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may, from time to time, without terminating this Lease, relet the Premises or any part thereof, either alone or in conjunction with other portions of the Building of which the Premises are a part, in Landlord's or Tenant's name but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term of this Lease) and on such conditions and upon such other terms (which may include concessions of free Rent and alteration and repair of the Premises) as Landlord, in its absolute discretion, may determine and Landlord may collect and receive the Rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Premises, or any part thereof, or for any failure to collect any Rent due upon such reletting; provided, however, Landlord shall use reasonable efforts to relet the Premises. No such reentry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such reentry and/or reletting to exercise its right to terminate this Lease by giving Tenant such written notice, in which event the Lease will terminate as specified in said notice.

(1)(b) If Landlord elects to take possession of the Premises as provided in this subparagraph (1) without terminating the Lease, Tenant shall pay to Landlord (i) the Base Rent and Tenant's Share of Operating Expenses, and other sums as herein provided, which would be payable hereunder if such repossession had not occurred, less (ii) the net proceeds, if any, of any reletting of the Premises after deducting all of Landlord's expenses incurred in connection with such reletting, including, but without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorney's fees , expenses of employees, alteration, remodeling, and repair costs and expenses of preparation for such reletting. If, in connection with any reletting, the new lease term extends beyond the existing Term, or the premises covered thereby include other premises not part of the Premises, a fair apportionment of the Rent received from such reletting and the expenses incurred in connection therewith, as provided aforesaid, will be made in determining the net proceeds received from such reletting. In addition, in determining the net proceeds from such reletting, any Rent concessions will be apportioned over the term of the new lease. Tenant shall pay such amounts to Landlord monthly on the days on which the Rent and all other amounts owing hereunder would have been payable if possession had not been retaken and Landlord shall be entitled to receive the same from Tenant on each such day; or

(2)(a) To give Tenant written notice of intention to terminate this Lease on the date of such given notice or on any later date specified therein and, on the date specified in such notice, Tenant's right to possession of the Premises shall cease and the Lease shall thereupon be terminated, except as to Tenant's liability hereunder as hereinafter provided, as if the expiration of the term fixed in such notice were the end of the Term herein originally demised. In the event this Lease is terminated pursuant to the provisions of this subparagraph
(2), Tenant shall remain liable to Landlord for damages in an amount equal to the Base Rent and Tenant's Share of Operating Expenses and other sums which would have been owing by Tenant hereunder for the balance of the Term had this Lease not been terminated less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to such termination, after deducting all Landlord's expenses in connection with such reletting, including, but without limitation, the expenses enumerated above. Landlord shall be entitled to collect such damages from Tenant monthly on the days on which the Base Rent and Tenant's Share of Operating Expenses and other amounts would have been payable hereunder if this Lease had not been terminated and Landlord shall be entitled to receive the same from Tenant on each such day. Alternatively, at the option of Landlord, in the event this Lease is terminated, Landlord shall be entitled to recover forthwith against Tenant as damages for loss of the bargain and not as a penalty an amount equal to the present value (calculated using the Treasury Rate for the period remaining) of the worth at the time of termination of the excess, if any, of the amount of Rent reserved in this Lease for the balance of the Term hereof over the then Reasonable Rental Value of the Premises for the same period plus all amounts incurred by Landlord in order to obtain possession of the Premises and relet the same, including reasonable attorneys' fees, reletting expenses, alterations and repair costs, brokerage commissions and all other like amounts. It is agreed that the " Reasonable Rental Value" shall be the amount of rental which Landlord can obtain as Rent for the remaining balance of the Term.

                  (b) Suit or suits for the recovery of the Rents and other amounts and damages set forth hereinabove may be brought by Landlord, from time to time, at Landlord's election, and nothing herein shall be deemed to require Landlord to await the date whereon this Lease or the Term hereof would have expired had there been no such default by Tenant or no such termination, as the case may be. Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, including, but not limited to, suits for injunctive relief and specific performance. The exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. All such rights and remedies shall be considered cumulative and non-exclusive. All costs incurred by Landlord in connection with collecting any Rent or other amount and damages owing by Tenant pursuant to the provisions of this Lease, or to enforce any provision of this Lease, shall also be recoverable by Landlord from Tenant. Further, if an action is brought pursuant to the terms and provisions of the Lease, the prevailing party in such action shall be entitled to recover from the other party any and all reasonable attorneys' fees incurred by such prevailing party in connection with such action.

                  (c) No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a Default thereof and no acceptance of full or partial Rent during the continuance of any such Default shall constitute a waiver of any such Default or of such agreement, term, covenant, or condition. No agreement, term, covenant, or condition hereof to be performed or complied with by Tenant and no Default thereof shall be waived, altered, or modified, except by written instrument executed by Landlord. No waiver of any Default shall affect or alter this Lease but each and every agreement, term, covenant, and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent Default thereof. Notwithstanding any termination of this Lease, the same shall continue in force and effect as to any provisions which specifically by their terms provide that such provisions survive the termination of this Lease and require observance or performance by Landlord or Tenant subsequent to such termination.

                  (d) Nothing contained in this Section 14 shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization, or dissolution proceeding an amount equal to the maximum allowed by any statute or rule of law governing such a proceeding and in effect at the time when such damages are to be proved, whether or not such amount be greater, equal to, or less than the amounts recoverable, either as damages or Rent, referred to in any of the preceding provisions of this Section. Notwithstanding anything contained in this Section to the contrary, any such proceeding or action involving bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, or appointment of a receiver or trustee, as set forth above, shall be considered to be an Event of Default only when such proceeding, action, or remedy shall be taken or brought by or against the then holder of the leasehold estate under this Lease.

                  (e) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state wherein the Premises are located.

                  (f) The expiration or termination of this Lease and/or the termination of Tenant's right to possession shall not relieve Tenant from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the Term hereof or by reason of Tenant's occupancy of the Premises.

         14.3 Inducement Recapture in Event of Default. Any agreement by Landlord for free or abated Rent or other charges applicable to the Premises, or for the giving or paying by Landlord to or for Tenant of any cash or other bonus, inducement or consideration for Tenant's entering into this Lease, but excluding Tenant's right to occupy the Premises without payment of Rent as described in Section 3.2 herein, and excluding any equity Tenant may have in the Landlord entity, if any, all of which concessions are hereinafter referred to as "Inducement Provisions" shall be deemed conditioned upon Tenant's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Tenant during the Term hereof as the same may be extended. Upon the occurrence of a Default (as defined in Section 14.1) of this Lease by Tenant, not cured within an applicable cure period, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any Rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Landlord under such an Inducement Provision shall be immediately due and payable by Tenant to Landlord, and recoverable by Landlord, as Additional Rent due under this Lease, notwithstanding any subsequent cure of said Default by Tenant. The acceptance by Landlord of Rent or the cure of the Default which initiated the operation of this Section 14.3 shall not be deemed a waiver by Landlord of the provisions of this Section 14.3 unless specifically so stated in writing by Landlord at the time of such acceptance. Notwithstanding the foregoing, for the first full * Lease Years of the Lease Term, Tenant shall be obligated to repay any such charge, bonus, inducement or consideration theretofore abated given or paid by Landlord. During the * Lease Year, Tenant must repay one-half of such charge, bonus inducement or consideration. During Lease Years * through *, Tenant's obligation to repay such charge, bonus, inducement or consideration shall be further reduced by * of the full amount of any such charge, bonus inducement or consideration each Lease Year until such time as Tenant's obligations are reduced to zero.

         14.4 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of Base Rent and Tenant's Share of Operating Expenses or other sum due from Tenant shall not be received by Landlord or Landlord's designee within * days after such amount shall be due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to * of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's Default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected for * consecutive installments of Base Rent and Tenant's Share of Operating Expenses, then notwithstanding Section
4.1 or any other provision of this Lease to the contrary, Base Rent and Tenant's Share of Operating Expenses shall, at Landlord's option, become due and payable quarterly in advance.

         14.5 Default by Landlord. Landlord shall not be deemed in default of this Lease unless Landlord fails within a reasonable time and with due diligence to proceed promptly to perform an obligation required to be performed by Landlord. For purposes of this Section 14.5, a reasonable time shall in no event be less than * days after receipt by Landlord, and by any Lender(s) whose name and address shall have been furnished to Tenant in writing for such purpose, of written notice specifying wherein such obligation of Landlord has not been performed; provided, however, that if the nature of Landlord's obligation is such that more than * days after such notice are reasonably required for its performance, then Landlord shall not be in breach of this Lease if performance is commenced within such * day period and thereafter diligently pursued to completion. In the event of Landlord's default, and after expiration of Landlord's right to cure such default, Tenant will be entitled to exercise any right or remedy available to Tenant at law or in equity by reason of such default, except to the extent expressly waived or limited by the terms of this Lease and provided that Tenant gave Landlord written notice of the obligation required to be performed by Landlord under the Lease.

15. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession whichever first occurs. If more than * of the floor area of the Premises or more than * of the portion of the Common Areas designated for parking is taken by condemnation, Tenant may, at Tenant's option, to be exercised in writing within * days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within * days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent and Tenant's Share of Operating Expenses shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total Rentable Area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. In the event a portion of the Common Area designated for parking is taken by condemnation, Landlord will retain the ratio of Tenant's parking based on the square feet remaining of the Premises to the ratio of parking spaces made available for other tenants in the Building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any compensation, separately awarded to Tenant for Tenant's relocation expenses, taking of Tenant's chattels and/or loss of Tenant's Trade Fixtures in the condemnation.

16.  Brokers.  Tenant and Landlord each  represent and warrant to the other that
(i) it has had no dealings with any person, firm, broker or finder other than Coldwell Banker Commercial, Moore and Company who acted as Tenant's agent in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby; and (ii) no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Landlord shall pay a real estate commission to such Broker pursuant to a separate written agreement between them. Tenant and Landlord do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

         17.  Statements.

         17.1 Estoppel. Each party shall within * days after written notice from the other party execute, acknowledge, and deliver to the requesting party a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), that there have been no defaults thereunder by Landlord or Tenant (or, if there have been defaults, setting forth the nature thereof), the date to which the Rent and other charges have been paid in advance, if any, and such other information as the requesting party may request. It is intended that any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser of all or any portion of Landlord's interest herein or any holder of any mortgage or deed of trust encumbering the Building Complex. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that: (i) the Lease has not been canceled or terminated and is in full force and effect, without modification except as may be represented by Landlord; (ii) there are no uncured defaults in Landlord's performance (iii) not more than one month's Base Rent and Tenant's Share of Operating Expenses has been paid in advance; and (iv) that the current amounts of the Base Rent are as represented by Landlord; and (v) there have been no subleases or assignments of the Leases. Further, with * days after Landlord's request, Tenant will supply Landlord a corporate or partnership resolution, as the case may be, or a certificate executed by the Corporate secretary of Tenant certifying that the party signing said statement of Tenant is properly authorized to do so.

         17.2 Financial Statement. If Landlord desires to finance, refinance, or sell the Premises or the Building Complex, or any part thereof, Tenant shall deliver to any potential lender or purchaser designated by Landlord such financial statements of Tenant and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Tenant's financial statements for the past three (3) years. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

         18. Landlord's Liability. The term Landlord" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Landlord's title or interest in the Premises or in this Lease during the Term hereof, Landlord shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Landlord at the time of such transfer or assignment. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, and notification of Tenant thereof, the prior Landlord shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Landlord. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Landlord shall be binding only upon the Landlord as hereinabove defined. Notwithstanding the foregoing, Landlord (or Landlord's transferee or assignee) shall be liable for the actual costs incurred by Tenant in obtaining a transfer of the letter of credit referenced in Section 5.1 hereof, if any, upon the transfer of Landlord's title or interest in the Premises up to a maximum amount of * of the then letter of credit amount, if any held by Landlord as a Security Deposit.

         19. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

         20. Interest on Past-Due Obligations.Any monetary payment due Landlord hereunder, other than late charges, not received by Landlord within * days for the first two lat payments (and * days after the first two of such late payments) following the date on which it was due, shall bear interest from the date due at an annual of interest equal to the lesser of (i) the Prime Rate plus
* (* after the first two of such late payments); or (ii) the highest rate permitted by applicable usury law, until paid. For purposes hereof, the term "Prime Rate" shall mean the rate published by The Western Edition of The Wall Street Journal under "Money Rates". If, for any reason, the Prime Rate is no longer published in The Wall Street Journal then the Landlord shall select another financial publication and reasonably announced rate as the Prime Rate.

         21.  Time of Essence.   Time  is  of  the  essence  with respect to the
performance of all obligations to be performed or observed by the parties under this Lease.

         22.  Rent.   All  monetary obligations  of Tenant to Landlord under the terms of this Lease are deemed to be Rent.

         23. No Prior or Other Agreements. This Lease contains all agreements between the parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.

         24.  Notices.

         24.1 Notice Requirements. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, and shall be deemed sufficiently given if served in a manner specified in this Section 24. The addresses noted below shall be that party's address for delivery or mailing of notice purposes. Either party may by written notice to the other specify a different address for notice purposes, except that upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for the purpose of mailing or delivering notices to Tenant. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by written notice to Tenant.

If to Landlord:            Shea Homes Lim. Partnership
                           300 W. Plaza Drive
                           Highlands Ranch, CO  80126
                           Attn:  Mr. David Goldberg

with a copy to:            L.C. Fulenwider, Inc.
                           1125 17th Street, Ste. 2500
                           Denver, CO  80202
                           Attn.:  Mr. William K. Prather

with a copy to:            The Krovitz Law Firm, P.C.
                           5290 DTC Parkway, Suite 150
                           Englewood, CO  80111-2764
                           Attn:  R. G. (Shelley) Krovitz, Esq.

If to Tenant (prior to     Frontier Airlines, Inc.
the Delivery Date):        12015 E. 46th Ave., #200
                           Denver, CO  80239-3116
                           Attn.:  General Counsel

If to Tenant (after the    The Premises
Delivery Date):

With a copy to:            Randall G. Alt, Esq.
                           Otten, Johnson, Robinson, Neff & Ragonetti, P.C.
                           950 17th Street, Suite 1600
                           Denver, CO  80202

                           and

                           Douglas R. Wright, Esq.
                           Faegre & Benson LLP
                           370 17th Street, Suite 2500
                           Denver, CO  80202

         24.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given and received * hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given and received * hours after delivery of the same to the United States Postal Service or courier. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

         25. Waivers. No waiver by Landlord of the Default of any term,covenan or condition hereof by Tenant shall be deemed a waiver of any other form covenant or condition hereof or of any subsequent Default by Tenant of the same or any other term, covenant or condition hereof. Landlord's consent to or approval of any such act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent or similar act by Tenant or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Landlord's knowledge of a Default at the time of accepting Rent, the acceptance of Rent by Landlord shall not be a waiver of any Default by Landlord of any provision hereof. Any payment given Landlord by Tenant may be accepted by Landlord on account of moneys or damages due Landlord, notwithstanding any qualifying statements or conditions made by Tenant in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Landlord at or before the time of deposit of such payment.

         26. Recording. Tenant shall not record this Lease or a memorandum hereof. In the event that Tenant violates this provision, this Lease shall be null, void and of no further force and effect, at Landlord's option, except that Tenant shall be liable to Landlord as liquidated damages, in the amount of the remaining Rent to be paid hereunder.

         27. Holdover. Tenant has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Tenant holds over in violation of this Section 27 with the consent of Landlord, then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to * of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Landlord to any holding over by Tenant.

         28.  Cumulative Remedies.   No  remedy  or  election hereunder shall be
deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

         29.  Covenants  and  Conditions.   All  provisions  of this Lease to be
observed or performed by either Landlord or Tenant are both covenants and conditions.

         30. Binding Effect: Choice of Law. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State of Colorado. Any litigation between the parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

         31.  Subordination; Attornment; Non-Disturbance.

         31.1 Subordination. This Lease, at Landlord's option, shall be subordinate to: (i) any mortgage, deed of trust or ground lease (now or hereafter placed upon the Building, or any portion thereof), including any amendment, modification, or restatement of any of such documents; (ii) any and all advances made under any mortgage or deed of trust; and (iii) all renewals, modifications, consolidations, replacements, and extensions of any such mortgage, deed of trust or ground lease. Tenant agrees that with respect to any of the foregoing documents, no documentation, other than this Lease, shall be required to evidence such subordination.

         31.2 Superior. If any Mortgagee shall elect to have this Lease superior to the lien of the applicable mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

         31.3 Documentation. In confirmation of such subordination or superior position, as the case may be, Tenant agrees to execute such documents as may be required by Landlord or any Mortgagee to evidence the subordination of its interest herein to any of the documents described above, or to evidence that this Lease is prior to the lien of any mortgage or deed of trust or any ground lease, as the case may be, and failing to do so within fifteen (15) Business Days after written demand, Tenant shall be in default under the Lease without the necessity of further notice. Tenant's subordination and attornment to a future mortgage, deed of trust or other encumbrance on the Building and/or the Real Property, shall be contingent upon Tenant's receipt from such lender of a non-disturbance agreement prepared on the lender's standard form; provided, however, receipt of such non-disturbance agreement shall be conditioned upon Tenant not being in default under this Lease. Such non-disturbance agreement will provide in substance that so long as Tenant fully complies with the terms, covenants and conditions of this Lease, the party succeeding to Landlord's interest will recognize this Lease.

         31.4 Attornment. Tenant hereby agrees to attorn to all successor owners of the Building, whether or not such ownership is acquired as a result of a sale, through foreclosure of a deed of trust or mortgage, or otherwise.

         32. Attorneys' Fees. If any party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appear thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued or decision or judgment. The term "Prevailing Party" shall include, without limitation, a party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment or the abandonment by the other party of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred.

         33. Right of Entry. Landlord and Landlord's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times during normal business hours for (i) the purpose of showing the same to prospective purchasers, lenders, or tenants, and (ii) making such alterations, repairs, improvements or additions to the Premises or to the Building, as Landlord may reasonably deem necessary; provided that in doing so, Landlord shall not unreasonably disturb or interfere with Tenant's use of the Premises beyond what may be reasonably necessary under the circumstances. Landlord may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Landlord may at any time during the last * days of the Term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Landlord shall be without abatement of Rent or liability to Tenant; provided, however, subject to Section 9.5 herein and excluding Tenant's personal property, Trade Fixtures, and Tenant-Owed Alterations and Utility Installations in, on or about the Premises, Landlord shall repair damage to the Premises caused by Landlord exercising its rights under (ii) above.

         34. Auctions. Tenant shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Landlord's prior written consent. Notwithstanding anything to the contrary in this Lease, Landlord shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

         35. Signage. Tenant shall not place any sign upon the exterior of the Premises or the Building, except in conformance with the Landlord's sign criteria attached hereto as Exhibit D, and made a part hereof. The installation of any sign on the Premises by or for Tenant shall be subject to the provisions of Section 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Landlord reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, excluding the roof, which do not unreasonably interfere with the conduct of Tenant's business and further provided such signage does not advertise a scheduled passenger airline (provided, however, such exclusion shall not apply if any such competitor is a tenant in the Building Complex). Landlord shall be entitled to all revenues from such advertising  signs,  if any.  Notwithstanding  the  foregoing,  Tenant  shall be entitled to exterior signage on the Building provided that the size, location and design shall be subject to Landlord's prior written approval which approval will not be unreasonably withheld. Tenant's right to the exterior signage is personal to the Tenant corporation, is not assignable and may not be used for any other name than Tenant's corporate name unless the Tenant changes its name by corporate action, but such action shall not include a name change by assignment or sublease as described in Section 13 above. All such exterior signage rights shall be of no further force and effect if the named Tenant corporation is not occupying at least * square feet of space in the Building at any time during the Lease Term as it may be extended. Tenant shall obtain all approvals necessary for all signage including, approval pursuant to the Denver International Business Center protective covenants and all governmental entities, at its cost and expense and such signage shall comply with all codes.

         36. Termination; Merger. Unless specifically stated otherwise in writing by Landlord, the voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof, or a termination hereof by Landlord for Default by Tenant, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Landlord shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Landlord's failure within * days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Landlord's election to have such event constitute the termination of such interest.

         37.  Guarantor.   [Intentionally Deleted]

         38. Quiet Possession. Upon payment by Tenant of the Rent for the Premises and the performance of all of the covenants, conditions and provisions on Tenant's part to be observed and performed under this Lease and subject to the provisions of this Lease, Tenant shall not be disturbed in its possession of the Premises for the entire Term hereof by Landlord or any other person lawfully claiming through or under Landlord.

         39. Rules and Regulations. Tenant agrees that it will abide by, and keep and observe all rules and regulations ("Rules and Regulations) which Landlord may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and their invitees. The current Rules and Regulations are attached hereto as Exhibit F and made a part hereof. Any modification to the current Rules and Regulations shall be effective only upon delivery of a copy thereof to Tenant at the Premises. Landlord shall use reasonable efforts to secure compliance by all tenants with the Rules and Regulations from time to time in effect, but shall not be responsible to Tenant or any other person for failure of any person to comply with such Rules and Regulations. Notwithstanding the foregoing, the terms and conditions set forth in the body of this Lease shall control over any inconsistent Rules and Regulations.

         40. Security. Tenant hereby acknowledges that the Rent payable to Landlord hereunder does not include the cost of guard service or other security measures, and that Landlord shall have no obligation whatsoever to provide same. Tenant assumes all responsibility for the protection of the Premises, Tenant, its agents and invitees and their property from the acts of third parties. Notwithstanding the foregoing, Landlord may elect to provide a concierge or security guard for more efficient operation of the Building Complex, and the cost thereof shall be included as a Common Area Operating Expense. Landlord is not obligated to provide such security services at any time or for any length of time. Tenant expressly acknowledges that Landlord has not represented to Tenant that the Building Complex is secure and Landlord shall not be responsible for the quality of any security services which may be provided hereunder or for damage or injury to Tenant, its agents, employees, invitees or others or its betterments contained in the Building Complex or the Premises due to the failure, action or inaction of such persons providing the security services.

         41. Reservations. Landlord reserves the right, from time to time, to grant, without the consent or joinder of Tenant, such easements, rights of way, utility raceways, and dedications that Landlord deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Tenant. Tenant agrees to sign any documents reasonably requested by Landlord to effectuate any such easement rights, dedication, maps or restrictions.

         42. Authority. If either party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Tenant is a corporation, trust or partnership, Tenant shall within * days after written request by Landlord, deliver to Landlord evidence satisfactory to Landlord of such authority.

         43. Conflict. Any conflict between the printed provisions of this Lease and any typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

         44. Offer. Preparation of this Lease by either Landlord or Tenant or Landlord's agent or Tenant's agent and submission of same to Tenant or Landlord shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all parties hereto.

         45. Amendments. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially or unreasonably change Tenant's obligations hereunder, Tenant agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan lender in connection with the obtaining of normal financing or refinancing of the Real Property of which the Premises are a part.

         46. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Landlord or Tenant, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Landlord or Tenant.

         47. Building Name. As of the date hereof, the name of the Building is and shall continue to be "Frontier Center One". Notwithstanding the foregoing, if at any time during the Lease Term, as it may be extended, the named Tenant Corporation is occupying less than * rentable square feet of space in the Building under the name "Frontier Airlines," this Paragraph 47 shall be of no further force and effect and Landlord shall be free to rename the Building in its sole discretion.

         48. Confidentiality. All information contained in this Lease Agreement is hereby deemed confidential and shall not be divulged to anyone without the express written consent of Landlord except as otherwise specified in Section 17 of this Lease Agreement to their professional consultants and advisors, the Broker identified in Section 16 or as otherwise required by judicial action or governmental law, rules and regulations.

         49. Satellite. Landlord hereby grants Tenant a nonexclusive right to install one ground satellite dish in the Ground Satellite Area (the "Ground Satellite") and (ii) other reasonable telecommunications equipment of which Landlord has received prior written notice and has exercised Landlord's right to approve the height, weight, load factor, design, placement and screening thereof, and has given Landlord's prior written consent thereto, on the roof of the Building (the "Roof Satellite") during the Term of this Lease in accordance with the following provisions:

         49.1 The Ground Satellite dish and all equipment associated therewith shall be installed in the Ground Satellite Area which shall be located as set forth on Exhibit A-1 and shall be secured by Tenant. The requirements for the Ground Satellite Area enclosure shall be subject to Landlord's approval at the time Landlord approves the plans and specifications for the Premises as described in Exhibit C hereto. Landlord shall not unreasonably withhold consent of the design of Tenant's Ground Satellite Area enclosure. The Tenant must keep the Ground Satellite Area in a clean and orderly condition at its sole cost and expense. The Roof Satellite and other equipment required for same shall be mounted on a self-mounting/supporting pedestal that does not require penetration of the roof membrane and one antenna of two (2) inch diameter that may not extend higher than sixteen (16) feet from the primary roof surface in one location over the dispatch center to be located near the center of the Premises and the remainder not to exceed eight (8) feet from the primary roof surface. All satellite dishes shall be connected to the Premises through lines in appropriate utility raceways in the Building (the dishes, pedestals and connecting equipment are hereinafter referred to as the "Equipment"). Equipment in the Building (but not the Ground Satellite Area and not in a part of the Premises) shall be in locations designated by Landlord; it being understood and agreed that the exact location may be designated by Landlord and is subject to change from time to time by Landlord, at Landlord's cost and expense; provided, however, that such changed location shall permit satellite reception.

         49.2 Tenant shall be responsible at its sole cost for construction, installation, relocation and maintenance of the Equipment; provided, however, that Landlord shall install any necessary conduit from the Ground Satellite Area through the appropriate utility raceways in the Building to the Premises at Tenant's sole cost and expense and the connecting Equipment shall be installed in the conduit by Tenant at Tenant's sole cost and expense. The Allowance described on Exhibit C hereto may be used to pay for the Equipment installation costs. All installations shall be subject to the requirements set forth under
Section 9 of the Lease. Tenant agrees not to install the Equipment without first submitting plans and specifications and obtaining the written approval thereof by Landlord, such approval or consent not being unreasonably withheld. Tenant agrees not to make any subsequent alterations in or additions to the Equipment without in each instance obtaining the prior written consent of Landlord, such approval or consent not being unreasonably withheld. Tenant at its expense shall obtain all necessary governmental permits and certificates required for such construction, installation, authorization and use, as well as approvals necessary under any declaration of covenants or any maintenance and/or easement agreements affecting the Real Property or the Building Complex, including, without limitation, required consent of the architectural control committee of the Denver International Business Center. All construction, installation, alterations, repair and maintenance work shall be performed in a manner which will not unreasonably interfere with, delay, or impose any additional expenses upon Landlord in the maintenance or operation of the Building Complex or upon other tenants' use of their premises.

         49.3 Tenant shall maintain the Equipment and keep it in good repair and keep the Ground Satellite Area and the roof free from all trash, debris and waste resulting from the use thereof by Tenant. Tenant shall pay or cause to be paid all costs for work done by Tenant or caused to be done by Tenant related to the Equipment of a character which will or may result in liens on Landlord's interest therein, in accordance with the provisions of the Lease. The Equipment shall be operated in strict compliance with all governmental and quasi-governmental laws, codes, rules or regulations. Tenant shall have access to the rooftop Equipment; provided, however, that Tenant shall give Landlord reasonable prior notice of the need for access and such access shall be subject to such reasonable rules as Landlord may adopt, including, but not limited to, the requirement that an agent of Landlord accompany persons during such roof access.

         49.4 Tenant hereby agrees to indemnify, defend and save Landlord harmless of and from all liability, loss, damage, costs or expenses, including reasonable attorneys' fees, on account of any claims of any nature whatsoever, including work performed, materials or supplies furnished, damage to the property or injury to persons caused by negligence or misconduct of Tenant, Tenant's agents, servants, or employees or any other persons entering upon the roof under express or implied invitation of Tenant or where such injury is the result of the violation of the provisions of this Lease by any such person or caused by the construction, installation, alteration, repair or use of the Equipment.

         49.5 Tenant shall have the right to install the Equipment in the Ground Satellite Area and/or roof throughout the Term; provided, however, the terms of the Option granted in Section 50 hereof may include a requirement for Tenant to pay for such rights if applicable pursuant to the terms of such Section 50. Upon the expiration or other termination of the Term of this Lease, Tenant shall remove its Equipment and all other improvements or alterations related thereto and restore the Building, the roof and Ground Satellite Area to its original condition, to the extent of any damages or changes caused by the installation or use of the Equipment. In the event Tenant fails to vacate the roof space on a timely basis as required, Tenant shall be responsible to Landlord for all costs and expenses incurred by Landlord as a result of such failure, including, but not limited to, any amounts required to be paid to third parties, which obligation shall survive the termination of the Lease.

         49.6 Tenant acknowledges that the Equipment shall be of such type and frequencies, and operated in a manner that will not cause interference with other tenants' business in the Building Complex, including operation of transmitting and receiving devices. Landlord will advise other tenants or users desiring receiving and transmitting equipment who must obtain Landlord's prior approval that their use is subject to that of Tenant's Equipment then installed; provided, however, Tenant will make reasonable efforts to accommodate other users receiving and transmitting satellite needs about which it has been notified in writing. Landlord and Tenant agree that Landlord shall arbitrate any disputes between Tenant and other tenants concerning alleged interference by operation of the Equipment, whether claimed to be caused by Tenant or such other tenants, and Tenant shall be bound by Landlord's determination in such disputes. If Tenant's installation or operation of the Equipment results in an increase in Landlord's insurance on the Building Complex at any time during the Term of this Lease, Tenant shall be responsible for the payment of such increased premiums attributable to Tenant's installation or operation, as reasonably determined by Landlord. Tenant shall pay such amount upon receipt of billing therefor by Landlord together with the insurance documentation relied upon by Landlord in making such determination. Tenant shall not install or operate the Equipment in a manner that results in cancellation or termination of Landlord's insurance.

         49.7 Tenant shall neither hold nor attempt to hold Landlord liable for an injury or damage either proximate or remote, occurring through or caused by fire, water, steam or other repairs, alterations, injury, accident or any other cause to the Equipment, or to other personal property of Tenant kept with the Equipment or in other parts of the Real Property, whether by reason of the negligence or default of Landlord or any occupants of the Building or any other person or otherwise and the keeping or storing of all property of Tenant shall be the sole risk of Tenant.

         50.  Option to Extend.

         As additional consideration for the covenants of Tenant hereunder, Landlord hereby grants unto Tenant an option (the "Option") to extend the term of this Lease for * years each (the "First" or "Second Option Term"). The Option shall apply to all space then under the Lease at the time the respective Option Term would commence and shall be on the following terms and conditions:

         50.1 Written notice of Tenant's interest in exercising each Option shall be given to Landlord not earlier than * months and not later than * months prior to the expiration of the Primary Lease Term or First Option Term as the case may be ("Tenant's Notice"). Not later than * days after receiving Tenant's Notice, Landlord shall give to Tenant notice of the terms, conditions and rental rate applicable during the respective Option Term, in accordance with subparagraph E below ("Landlord's Notice")

         50.2 Tenant shall have * days following Tenant's receipt of Landlord's Notice within which to exercise the Option by delivering written notice of such exercise to Landlord under the terms, conditions and rental rate set forth in Landlord's Notice. If Tenant gives such Notice and provided the other conditions to the extension have been satisfied, the Term of the Lease shall be automatically extended for the respective Option Term without requiring further action by the parties; provided, however, the parties shall execute an amendment to the Lease to confirm the terms of the extension.

         50.3 Unless Landlord is timely notified by Tenant in accordance with subparagraphs A and B above, the respective Option shall terminate and the Lease shall expire in accordance with its terms, at the end of the Primary Lease Term or First Option Term, as the case may be.

         50.4 Tenant's Option to extend shall continue only if as of the date of Tenant's Notice or as of the date of commencement of the respective Option Term,
Tenant: (i) shall not be in default under the Lease at the time of exercise of the option or at the time of the commencement of the respective Option Terms; or
(ii) Tenant shall not have sublet more than * of the Premises nor assigned its interest in the Lease other than an assignment to an Affiliate of Tenant consented to under the terms of Section 13 hereof (which shall not be a violation hereof) nor vacated the Premises.

         50.5 The Option granted hereunder shall be upon the same terms and conditions of this Lease, except for the rental to be paid by Tenant, and except, after the Second Option Term, there shall be no further option to extend the Lease. The Base Rent applicable during each Option Term shall be comparable to that for comparable space in a comparable building complex as of the date of Landlord's Notice but in no event shall the rate be less than the Base Rent which Tenant is paying immediately prior to commencement of the respective Option Term.

         50.6 After exercise of the Option as to the Second Option Term, there shall be no further rights on the part of Tenant to extend the Term of the Lease.

         50.7 In order to have the right to the Second Option Term, Tenant shall be required to have exercised the Option as to the First Option Term.

The parties hereto have executed this Lease to be effective on the date and year first above written.

LANDLORD:                                            TENANT:

FRONTIER CENTER ONE LLC,                    FRONTIER AIRLINES, INC.,
a Colorado limited liability company        a Colorado corporation

By:
SHEA FRONTIER CENTER, LLC,
a California limited liability company,    By:     _____________________________
its Manager                                Its:    _____________________________

By:   J.F. Shea Co., Inc., a Nevada
      corporation, its Manager             ATTEST:


By:  ________________________________      By:      ____________________________
        Assistant Secretary                Title:  _____________________________


By:  ________________________________
        Assistant Secretary

                                    EXHIBITS

                        Exhibit A - Depiction of Premises
                        Exhibit A-1 - Ground Satellite Area
                        Exhibit B        -    The Building Complex
                        Exhibit C        -    Work Agreement
                        Exhibit D        -    Sign Criteria
                        Exhibit E        -    Commencement Certificate
                        Exhibit F        -    Rules and Regulations
                        Exhibit G        -    Parking License
                        Exhibit G-1      -    Parking Map
                        Exhibit H        -    [Intentionally Deleted]
                        Exhibit I        -    Janitorial Requirements

                                    EXHIBIT A

                              DEPICTION OF PREMISES

                                   EXHIBIT A-1

                              GROUND SATELLITE AREA

                                    EXHIBIT B

                              THE BUILDING COMPLEX

A PARCEL OF LAND LOCATED IN THE NORTHEAST QUARTER OF SECTION 4, TOWNSHIP 3 SOUTH, RANGE 66 WEST OF THE 6TH PRINCIPAL MERIDIAN, CITY AND COUNTY OF DENVER, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 4, WHENCE THE EAST QUARTER CORNER THEREOF BEARS SOUTH 00 DEGREES 48 MINUTES 54 SECONDS WEST, A DISTANCE OF 2629.96 FEET; THENCE SOUTH 00 DEGREES 48 MINUTES 54 SECONDS WEST, ALONG THE EAST LINE OF THE NORTHEAST QUARTER OF SAID SECTION 4, A DISTANCE OF 932.42 FEET; THENCE NORTH 89 DEGREES 11 MINUTES 06 SECONDS WEST, A DISTANCE OF 70.00 FEET TO A POINT ON THE WEST RIGHT-OF-WAY LINE OF TOWER ROAD, BEING THE POINT OF BEGINNING; THENCE SOUTH 00 DEGREES 48 MINUTES 54 SECONDS WEST, ALONG SAID WEST RIGHT-OF-WAY LINE, A DISTANCE OF 382.56 FEET; THENCE NORTH 89 DEGREES 48 MINUTES 51 SECONDS WEST, A DISTANCE OF 315.05 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES
00 SECONDS  WEST, A DISTANCE OF 142.76 FEET;  THENCE NORTH 90 DEGREES 00 MINUTES
00 SECONDS WEST, A DISTANCE OF 188.36 FEET; THENCE NORTH 00 DEGREES 49 MINUTES 56 SECONDS EAST, A DISTANCE OF 30.50 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, A DISTANCE OF 51.79 FEET; THENCE NORTH 00 DEGREES 49 MINUTES 56
SECONDS EAST, A DISTANCE OF 237.73 FEET TO A POINT OF CURVE; THENCE ALONG A CURVE TO THE LEFT HAVING A DELTA OF 25 DEGREES 16 MINUTES 23 SECONDS, A RADIUS OF 538.00 FEET AND AN ARC LENGTH OF 237.31 FEET; THENCE NORTH 65 DEGREES 33 MINUTES 34 SECONDS EAST, A DISTANCE OF 63.38 FEET; THENCE SOUTH 89 DEGREES 56 MINUTES 19 SECONDS EAST, A DISTANCE OF 547.19 FEET TO THE POINT OF BEGINNING.

To be known as:            Lot 3, Block 1
                           Denver International Business Center Filing No. 8
                           City and County of Denver
                           State of Colorado

                                    EXHIBIT C

                                 WORK AGREEMENT

Re:      Tenant:           Frontier Airlines, Inc., a Colorado corporation
         Premises:         Approximately  *  rentable square feet of floor space
                           known as Suite 101 (the "Premises")

         Concurrently herewith, you as Tenant and the undersigned as Landlord have executed a Lease (the "Lease") covering the Premises (the provisions of the Lease are hereby incorporated by reference as if fully set forth herein). Landlord has agreed to complete the base building items described on Schedule 1 to this Exhibit C. All such base building items to be completed by Landlord are referred to herein as "Landlord's Work." All work that is necessary to permit Tenant to commence its business in the Premises , including, without limitation, the Tenant Improvements set forth on Schedule 1 to this Exhibit C, except Landlord's Work including installation of trade fixtures and furnishings shall be completed by Tenant ("Tenant Work") at Tenant's cost and expense (other than the Tenant Finish Allowance described below). In consideration of the execution of the Lease, Landlord and Tenant mutually agree as set forth below:
         A.       Landlord's Work.


1. Landlord shall complete Landlord's Work in accordance with the working drawings prepared by The Neenan Company dated April 11, 2000 (the "Approved Plan").

2.

3.                2.       Landlord's contractor shall perform  Landlord's  Work
           substantially in accordance with the Approved Plan at Landlord's cost and expense. Other than Landlord's Work, Landlord shall have no obligation for completion or remodeling of the Premises.
4.

         B.       Tenant's Work.

                  1. Tenant may contract with any architect/designer of its choice. Services requested by Tenant in connection with design and drawing preparation shall be at Tenant's sole cost and expense. Landlord makes no representation or guarantee with respect to fees, services, schedules or other items to be provided by the architect/designer and shall in no way be responsible for such architect/designer's work product. Tenant's architect/designer shall prepare plans and specifications for Tenant's Work to be completed in the Premises (the "Plans and Specifications"). All Plans and Specifications shall be subject to review and approval by Landlord, Landlord's architect and Landlord's engineer prior to commencement of Tenant's Work. All costs of preparation, review and approval, including review and approval by Landlord, Landlord's architect, and/or Landlord's engineer, shall be borne by Landlord. Landlord shall, within * Business Days after receipt of the Plans and Specifications by Landlord for its review and approval, submit to Tenant the Plans and Specifications with the required approvals noted thereon, or submit comments to Tenant setting forth changes to be made in the Plans and Specifications. If changes are required by Landlord, Tenant shall have the Plans and Specifications modified and resubmitted to Landlord for approval and such process shall be repeated until Landlord, Landlord's architect, and/or Landlord's engineer have approved the Plans and Specifications for the Premises (hereinafter referred to as "Approved Plans and Specifications"). Changes to the Approved Plans and Specifications shall be made only upon prior written approval of Landlord and shall be at Tenant's sole cost and expense.

                  2. Tenant shall contract directly for the Tenant's Work to be completed in accordance with the Approved Plans and Specifications. Tenant's contractor shall bill Tenant and Tenant shall be solely responsible for paying all costs for Tenant's Work as set forth on the Approved Plans and Specifications. Tenant and Tenant's contractor will be required to adhere to the requirements set forth in Schedule 2 attached hereto in connection with performance of Tenant's Work and the contract between Tenant and Tenant's contractor shall incorporate all of the provisions of Schedule 2. All Tenant's Work shall (i) be performed pursuant to written contracts with workmen and mechanics, which shall be acceptable to Landlord; (ii) comply with all reasonable restrictions and requirements as Landlord may impose with respect to Tenant's Work; (iii) conform to the standards of the Building Complex; (iv) be done in a safe and lawful manner in compliance with applicable laws, governmental regulations, and requirements; and (v) be done so as not to interfere with Landlord's completion of Landlord's Work in the Building Complex and the Premises. Tenant shall cause such contractor to take all steps necessary to cooperate in the coordination of the performance of Tenant's Work with the work of Landlord or Landlord's contractors in the Premises or in the Building Complex, including, without limitation, exchanging information about and coordinating their respective schedules, attending coordination meetings, and cooperating in allowing and obtaining access to and availability of portions of the site for performance of Tenant's Work and the work of such other contractors. Tenant may contract with Landlord's contractor to perform Tenant's Work which contract must also meet the terms and conditions of this paragraph. Notwithstanding the foregoing, Landlord's contractor will be required to cooperate and coordinate to the extent possible with Tenant's contractor, so as not to cause any unreasonable delays in Tenant's Work, provided, however, the parties agree that because of the penalties to Landlord set forth in Section 3.2 of the Lease, if a conflict arises, Landlord's contractor's schedule shall have priority.

                  3. Landlord has agreed to pay that portion of the costs of Tenant's Work up to a maximum of $* per rentable square foot of the Premises (the "Tenant Work Allowance"). The cost of Tenant's Work payable from the Tenant Work Allowance shall include all costs attributable to design and construction of the Tenant's Work including but not limited to, services, fees and expenses of the Tenant's architect and Tenant's engineers; costs of permits and licenses required for completion of the Tenant's Work; labor, materials, fees and expenses of Tenant's contractor in completing the Tenant's Work. Landlord agrees to provide up to an additional $* per rentable square foot of the Premises, in addition to the Tenant Work Allowance, such amount to be applied toward costs of Tenant's Work (the "Additional Allowance"). Such Additional Allowance shall be payable to Landlord by Tenant as Additional Rent in addition to the Base Rent in an amount calculated by amortizing the Additional Allowance over the Primary Lease Term at * per annum. If for any reason at any time during the Lease Term, Tenant is in default, which default is not cured with an applicable cure period, or in the event the Lease Term is terminated for any reason prior to the expiration of the Lease Term, the Additional Allowance shall be immediately due and payable upon the occurrence of such default. Tenant's obligation to repay Landlord the Additional Allowance shall survive the expiration or termination of the Lease. All costs incurred in the completion of Tenant's Work in excess of the Tenant Work Allowance and the Additional Allowance shall be at Tenant's sole cost and expense and shall be promptly paid in full by Tenant to Landlord upon receipt of billing therefor. Any amount of the Tenant Work Allowance (but not Additional Allowance) not utilized for Tenant's Work may be applied to next due Base Rent under the Lease.

                  4. Tenant's Work Allowance (and after it has been depleted, the Additional Allowance if Tenant provides Landlord written notice that Tenant elects to use the Additional Allowance and wishes Landlord to disburse it for payments hereunder and Landlord and Tenant have executed an amendment to this Lease restating the Base Rent to include the Additional Allowance) shall be paid to Tenant periodically as portions of Tenant's Work have been completed in accordance with the Approved Plans and Specifications and the provisions hereof:

               a. Before the first application of payment, Tenant shall submit a schedule of values to Landlord allocating the Tenant's Work Allowance to various portions of Tenant's Work.

               b. On or before the 5th day of each month following the commencement of the work, Tenant shall submit to the Landlord an application for payment on account of Tenant's Work performed during the payment period covered by the application for payment. For purposes of this Lease, the payment period shall be the first day of each month and run through the last day of each month. On the last day of each payment period, Tenant shall determine as of the date the percentage of completion of the work covered by each line item of the approved schedule of values. Each monthly application for payment shall be based upon the percentage of completion of each such line item of Tenant's Work and shall be in the sum of the amounts determined by multiplying the value of Tenant's Work of each line item as set forth in the approved schedule of values by the percentage of completion determined as to each line item on the last day of each payment period less the amounts previously paid with respect to such line items.

               c. Each application for payment shall be accompanied by lien waivers and affidavits from Tenant's contractor and its subcontractors in a form reasonably satisfactory to Landlord attributable to the immediately preceding month's application for payment. Additionally, Tenant's contractor shall deliver an affidavit to accompany each application for payment setting forth the names and addresses of the subcontractors' materialmen and suppliers and the dollar amount of liability which has been contracted for with each such subcontractor materialman or supplier and the amounts requested by each in that month's application for payment.

               d. The Landlord will review Tenant's application for payment within * Business Days after receipt and will pay Tenant approved amounts within * days after submittal of a complete application. Notwithstanding anything contained in this Lease to the contrary, Landlord may decline to make a payment to Tenant of all or a portion of any application for payment to the extent as may be necessary to protect Landlord from loss because of defective work; third party claims filed or reasonable evidence indicating probable filing of such claims; failure of the Tenant to make payment to contractors or subcontractors or for labor, materials or equipment; reasonable evidence that the Tenant's Work cannot be completed for the unpaid balance of the Tenant Work Allowance. In the event Landlord withholds payment on account of any of the foregoing reasons, Landlord shall provide written notice of such reasons to Tenant. When the grounds for withholding of payment are removed, payment shall be made promptly for amounts withheld because of such grounds. The application for payment shall reflect retainage of * which Landlord shall hold until Landlord's final payment, described in subparagraph e below. Landlord in its reasonable discretion may agree to not withhold any further retainage when Tenant's Work is * complete provided that Landlord is satisfied with the progress and quality of the Tenant's Work.

               e. Landlord's final payment to Tenant of the Tenant's Work Allowance (and Additional Allowance, if applicable) and the retainage shall not become due until Tenant submits to Landlord (i) an affidavit signed by Tenant that upon payment of the remaining portion of the Tenant's Work Allowance, all payrolls, bills for materials and any equipment and other indebtedness connected with the subject portion of Tenant's Work for which Landlord or its property might in any way be responsible, have been paid or otherwise satisfied; (ii) the certificate by Tenant's architect that the subject portion of Tenant's Work is complete in accordance with the Approved Plans and Specification; (iii) a Certificate of Occupancy (temporary or final) or equivalent sign off has been issued by the appropriate governmental authority permitting use of the Premises for the Permitted Use under the Lease and a copy of such certificate of occupancy has been delivered to Landlord; (iv) other data establishing the final cost of Tenant's Work, reasonable evidence that Tenant has satisfied all of its construction obligations such as receipts, releases and waivers of liens arising out of Tenant's Work to the extent and in such form as may be reasonably designated by Landlord.

               5. Tenant and Tenant's contractor shall indemnify Landlord from any mechanic's or materialman's lien against Landlord's interest in the Building Complex or Premises. If a lien is filed, Tenant or Tenant's contractor shall, at Tenant's option, remove the lien by paying in it full, furnish Landlord a bond sufficient to discharge the lien or deposit in an escrow approved by Landlord *% of the amount of such lien and release the lien from the real property records of the City and County of Denver. In the event Tenant or Tenant's contractor shall fail to remove the lien, provide a bond or cash escrow, Tenant shall immediately be in default under the Lease without the necessity of further notice from Landlord and Landlord shall be entitled to take such action at law, in equity or under the Lease as Landlord deems appropriate and Tenant shall be responsible for all monies Landlord may pay in discharging any lien including all costs and reasonable attorneys' fees incurred by Landlord in settling, defending against, appealing or in any manner dealing with lien.


         C. Notwithstanding the provisions of the Lease, the Rent Commencement Date will not be delayed or extended by any Tenant delay, which includes, without limitation, delay: (i) in the preparation, finalization or approval of the working drawings for Landlord's Work caused by Tenant, its agents or employees; (ii) caused by modifications, revisions and changes to the final working drawings due to changes requested by Tenant, its agents or employees or objections from Tenant; (iii) in the delivery or installation of any special or non-standard building items specified by Tenant; or (iv) of any kind or nature in the completion of Landlord's Work caused by Tenant, its agents or employees ("Tenant Delay"). Tenant shall pay all costs arising from Tenant Delay.

         D. Tenant has designated Ms. Joan Osterman and/or Mr. Cornelius Baas as its sole representative with respect to the matters set forth in this Work Agreement, who shall have full authority and responsibility to act on behalf of the Tenant as required in this Work Agreement. Tenant shall have the right, by written notice to Landlord, to change its designated representatives.

         E. Landlord has designated Mr. David Goldberg and/or Mr. Mark Throckmorton as its representatives with respect to Landlord's responsibilities under this Work Agreement, who shall have full authority and responsibility to act on behalf of the Landlord as required in this Work Agreement. Landlord shall have the right, by written notice to Tenant, to change its designated representatives.

         F. Any and all notices required to be given hereunder shall be in writing in accordance with the terms and provisions of the Lease. However, in all cases notices shall also be given to those individuals to be specified pursuant to Paragraphs D and E above.

             FRONTIER CENTER ONE LLC,
             a Colorado limited liability company

             By:      SHEA FRONTIER CENTER, LLC,
                      a California limited liability company,
                      its Manager

             By:      J.F. Shea Co., Inc., a Nevada
                      corporation, its Manager

                      By:  ________________________________
                              Assistant Secretary

                      By:  ________________________________
                              Assistant Secretary

                      "Landlord"
AGREED AND ACCEPTED

this       day of                  , 2000.
     -----        -----------------

FRONTIER AIRLINES, INC.,
a Colorado corporation

By:
Title:

ATTEST:

By:
Title:

                     SCHEDULE 1 TO EXHIBIT C WORK AGREEMENT



ITEM                BASE BUILDING                                        TENANT IMPROVEMENTS

Site                a. Site to be paved, striped, and landscaped.        a.   No requirement.


Structure           a. Site cast concrete and structural steel frame.    a.   No requirement.

                    b. Site cast concrete slab on grade.

                    c. Roof deck and roofing.


Core Service Areas  a. Utility service entry provided.                   a.   Distribution by Tenant.


Lobby Improvements  a. No requirement.                                   a.   Dedicated   Tenant's  lobbies  per  Tenant
                                                                              plans.


Toilet Room         a. No requirement.                                   a.   Dedicated   toilet  rooms  to  accommodate
                                                                              Tenant's projected occupancy.


Perimeter Walls     a. Fur   and   insulate    perimeter   walls   as    a.   Gypsum  board,   paint,   wall  coverings,
                       follows:               Walls               R13         base,   and  window  sill   finishes   per
                       minimum                                                building standard.
                       Roof R19 minimum

                    b. Complete exterior finishes  including exterior    b.   Install    building     standard    window
                       window   systems   and   door   systems.   All         coverings;    optional    exercise    room
                       perimeter  window and door glass  shall have a         exterior door.
                       minimum shading coefficient of 0.56.


Interior Columns    a. Structural requirements only.                     a.   Finishes per code and Tenant plan.


Interior Partitions a. No requirement.                                   a.   Construct     interior     gypsum    board
                                                                              partitions  as required by Tenant's  space
                                                                              plan.      Construct     demising     wall
                                                                              con-sisting  of wall  framing  and  gypsum
                                                                              board finishes on Tenant side only.

                    b. No requirement.                                   b.   Finishes per Tenant plan.


Ceilings            a. No requirement.                                   b.   Furnish and install  building  standard 2'
                                                                              x 4'  acoustical  ceiling  grid  and  tile
                                                                              throughout leasable area.


Floor Covering      a. No requirement.                                   a.   Furnish and install all Tenant  areas with
                                                                              building    standard   or   better   floor
                                                                              coverings.  Building  standard  shall be a
                                                                              minimum of $*/Square Yard installed.


Doors, Frames &     a. Furnish and  install  exterior  doors,  frames    a.   Furnish,   install  and  finish   building
Hardware               and hardware  with mutually  acceptable  locks         interior   standard   doors,   frames  and
                       and closers.                                           hardware as  required  by  Tenant's  space
                                                                              plan.


HVAC                a. Furnish and  install  roof top HVAC units with    a.   Furnish  and  install   distribution  duct
                       a maximum  157.5 tons of  cooling.  Landlord's         runs   from   roof  top   HVAC   units  as
                       mechanical  engineer shall design the units in         required.  The supplemental  computer roof
                       conjunction with Tenant's mechanical engineer.         top units shall be provided by Tenant.

                    b. Landlord  will provide gas service  hookup and    b.   Furnish  and install  separate  HVAC units
                       all roof penetrations.                                 for  non-standard  loads (if any).  Tenant
                                                                              will  provide   all   electrical   service
                                                                              hookups  for HVAC units  electrical wiring
                                                                              and conduit).

                                                                         c.   Tenant  pays  cost of all HVAC  electrical
                                                                              and control related roof penetrations.


Plumbing            a. Furnish and install  waste line down center of    a.   Provide  distribution waste and vent lines
                       building per applicable code.                          as required  to  facilitate  tenant  plan.
                                                                              Tenant    shall    be    responsible   for
                                                                              maintaining flow only in  that  portion of
                                                                              the drain  line(s)  that  serves  plumbing
                                                                              fixtures  within  the  boundaries  of  its
                                                                              premises.  All  other  drain lines will be
                                                                              served by Landlord.


                    b. Furnish  and install  water  service to Tenant    b.   Extension of water  service  within Tenant
                       space,  minimum  size 1-1/2" to common  single         space as required.
                       meter  for  entire  building.   Landlord  will
                       provide  a  2"  capped  and  valved   stub  to
                       Tenant's space from riser room.

                                                                         c.   Furnish and install all plumbing  fixtures
                                                                              and  required  connections  per  code  and
                                                                              tenant finish plan.


Fire Protection and a. Furnish and install  complete fire  protection    a.   Relocate   and   add   standard   building
Sprinkler System       system per code for unimproved  base building;         sprinkler   drops  and  heads  for  proper
                       risers,  mains and  branch  lines  with  brass         coverage  as  dictated  by  the   Tenant's
                       upright  sprinkler heads for a wet pipe system         space plan and code.
                       at 1 head per 125 square feet of spacing.


Electrical          a. Furnish   and   install   electrical   service    a.   Power and lighting  distribution  per code
                       including    transformers,     to    dedicated         and Tenant specifications.
                       electrical   room  to  meet  a  minimum   load
                       requirement  of 480  volt,  3-phase,  1125 amp
                       demand load maximum for Tenant.


Fire Extinguishers  a. No requirement.                                   a.   Furnish  and  install  fire  extinguishers
                                                                              and  cabinets as required by space  layout
                                                                              and code.


Satellite Dish      a. Landlord  shall  provide  a  walled  enclosure    a.   Provide and install  including  electrical
                       sufficient   in   size  to   accommodate   the         distribution      and     any     building
                       building  transformers,  building gas metering         modi-fications.
                       system,  electrical  metering system,  and the
                       Tenant satellite dish and back up generators.


Uninterrupted Power a. No requirement.                                   a.   All service provisions by Tenant.
Source and Back Up
Generation

                     SCHEDULE 2 TO EXHIBIT C WORK AGREEMENT

                     PROCEDURE AND SCHEDULES FOR COMPLETION

                            OF TENANT WORK BY TENANT

Tenant and Tenant's Contractor and the contracts between Tenant and Tenant's Contractors, to be entered into in connection with the performance of Tenant's Work, shall conform to the following rules, regulations, and requirements, which shall be incorporated into such contracts. Tenant shall ensure that all of Tenant's Contractors act in conformity with the provisions set forth herein. In the event of any conflict between any other terms or provisions of Tenant's contracts and the terms and provisions set forth below, the terms and provisions set forth below shall control.

         1. Tenant shall start construction of Tenant's Work in the Premises not later than * days from issuance of a building permit, and shall carry such construction to completion with all due diligence.

         2. Tenant shall submit to Landlord, in writing, at least *days prior to the commencement of construction, the following information:

                  A. The names and addresses of the general, mechanical and electrical contractors, if any, Tenant intends to engage in the construction of Tenant's Work and copies of proposed contracts executed by Tenant. (The term "Contractor" as used hereinafter shall mean Tenant's general Contractor or, if Tenant does not use a general Contractor, then all Contractors with whom Tenant contracts directly for Tenant's Work. The term "Subcontractors" shall mean and refer to all entities contracting with the Contractor to complete Tenant's Work.)

                  B. A proposed schedule setting forth the commencement date of construction of Tenant's Work and the date of completion of construction of Tenant's Work, fixturing work, dates for proposed interruption of services (if any required) and the date of projected opening.

                  C. Copies of performance and/or labor and material bonds, as required by Landlord, from the Contractor and Subcontractors.

                  D. Final itemized statement of estimated construction costs, including architectural, engineering and contracting fees.

                  E. Evidence of insurance as called for herein. Tenant shall secure, pay for and maintain, or cause its Contractor(s) to secure, pay for and maintain, during the continuance of and for * year after completion of construction and fixturing work within Tenant's Premises, all of the insurance policies required and in the amounts as set forth herein. Tenant shall not permit, and Tenant's contract shall prohibit its Contractor to commence any work until all required insurance has been obtained and certified copies of policies have been delivered to Landlord.

         3. Insurance: The following insurance requirements shall be complied with:

                  A. Minimum Coverage - Prior to any Tenant's Work being commenced by Tenant's Contractor or Subcontractors, Tenant or Tenant's Contractor (as set forth below), shall obtain and maintain insurance with minimum coverage and limits to protect Landlord and Landlord's managing agent from the claims hereinafter set forth which may arise or result from performance of any Tenant's Work, whether such work be done by Tenant's Contractor or by any of Subcontractors or by anyone directly or indirectly employed by Tenant's Contractor or Subcontractors or by anyone for whose acts Tenant's Contractor or Subcontractors may be liable as set forth as follows (such limits may be provided by an appropriate "umbrella" policy):

         1. Workmen's Compensation insurance at the statutory limits provided for by the State of Colorado;


         2. Employer's liability insurance at a limit of not less than $* for all damages arising from each accident;

         3. Comprehensive general liability insurance covering: (i) Operations Premises liability; (ii) Completed operations; (iii) Product liability; (iv) Contractual liability; (v) Broad form property damage endorsement and property damage caused by conditions otherwise subject to exclusion for explosion, collapse or underground damage; (vi) Fire legal liability, with the following insurance limits: Bodily Injury: $* each occurrence; $* general aggregate and $* products/completed operation aggregate;

         4. Comprehensive automobile liability insurance covering all owned, hired or non-owned vehicles including the loading and unloading thereof with limits of no less than: $* combined single limit each occurrence; Automobile Property Damage: $* each person;

         5. Physical damage insurance covering the completed value of the Tenant's Work which shall afford coverage against "all risks" for physical loss or damage.

                  B. Cancellation - All such insurance shall be carried with a company or companies reasonably satisfactory to Landlord and Landlord's managing agent and the insurance described in (3), (4) and (5) above, and shall name
Landlord and Landlord's managing agent and their employees and agents as additional insured parties. In addition, each policy shall provide that it will not be canceled or altered except after * days advance written notice to Landlord, and the certificate of insurance shall so state.

                  C. Policy Termination -Tenant's Contractor shall maintain all insurance required hereunder during the completion of Tenant's Work and for a period ending * year after the date of completion of all Tenant's Work.

                  D. Policies -Either Tenant or Tenant's Contractor may provide the insurance required hereunder except that Tenant's Contractor shall at a minimum provide the insurance described in (1), (2) and (3) of subparagraph 3(a) above. Prior to commencement of work by Tenant's Contractor, it shall deliver two (2) copies of the aforementioned policies or evidence of policies such insurance to Landlord. All policies shall be deemed primary over any other valid or collectible insurance carried by Landlord or Landlord's managing agent. Such policies must be approved by Landlord prior to commencement of said work. Without the express written consent of the Landlord, Tenant agrees that it shall not allow any Contractor or subcontractor to commence work within the Building until such entity has obtained the insurance required above. Landlord shall have ten (10) Business Days to disapprove such policies or they will be deemed approved.

                  E. Waiver of Subrogation - Tenant and Tenant's Contractor and Subcontractors shall waive all rights against each other and the subcontractors, sub-subcontractors, agents and employees, each of the other for damages caused by fire or other perils available under the normal "All Risk" I.S.0. insurance policy on the work itself and the Building.

              4. As provided above, Tenant shall notify Landlord of the names of the proposed Tenant's Work general, mechanical and electrical contractors. All Contractors and Subcontractors engaged by Tenant shall be bondable, licensed contractors, capable of performing quality workmanship and working in harmony with Landlord's general contractor and other contractors on the job. All work shall be coordinated with the general project work. Landlord shall have the right to require Tenant's Contractors to provide payment and performance bonds for any or all Tenant's Work, such bonds to be paid for out of Tenant's Work Allowance if such funds are available. Any bond shall be requested and provided prior to the commencement of Tenant's Work.

              5. Tenant's Contractor and construction shall comply in all respects with applicable federal, state, county and/or local statutes, ordinances, regulations, laws and codes. All required building and other permits in connection with the construction and completion of Tenant's Work shall be obtained and paid for by Tenant out of Tenant's Work Allowance if such funds are available. If either party observes that any Tenant's Work is at variance in any respect with any applicable codes, ordinances, laws, rules and regulations, it shall promptly notify the other party and Landlord in writing, and any necessary changes shall be made by Tenant. If Tenant's Contractor performs any Tenant's Work that it knows is contrary to such codes, laws, ordinances, rules and regulations, and fails to deliver such notice to the Tenant and Landlord, Tenant's Contractor shall assume full responsibility therefor and shall bear all costs attributable to repair, replacement or correction. Tenant and Tenant's Contractor and its subcontractors shall comply with Federal, State and local tax laws, social security acts, unemployment compensation acts and such other acts and laws as are applicable to the performance of Tenant's Work.

              6. All contracts shall be in writing, and no work shall be done except pursuant to such contracts. Tenant'scontract with Tenant's Contractor shall be subject to Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. Any approved contracts shall not be amended or modified without approval by Landlord, which consents shall not be unreasonably withheld or delayed. The Tenant's contract shall conform with the provisions of the Lease, including all provisions herein, and shall obligate the Tenant's Contractor to complete Tenant's Work in accordance with the schedule referred to in Paragraph 2(b) above.

              7. Work which Landlord shall have the right to have performed on behalf of and for the benefit of Tenant shall be limited to work which Landlord deems necessary to be done on an emergency basis and which pertains to structural components, the general utility systems for the project, and the erection of temporary barricades and temporary signs, per standard project details and criteria, during construction or Tenant's Work which in Landlord's reasonable opinion is not being performed in compliance with this Schedule 2.

              8. Tenant's Work shall be subject to the inspection and reasonable approval of Landlord, Landlord's architect and general Contractor. Such inspection shall be for Landlord's sole benefit and shall in no event be construed as any benefit to, nor may Tenant rely thereon. All of Tenant's Work shall be first quality, new materials and equipment and meet or exceed those standards or qualities (as judged by Landlord's architect) contemplated at the Building Complex.

              9. Tenant shall apply and pay for all utility meters except where metered service is provided by Landlord or public service agency.

              10. The Tenant's contract shall include a statement requiring the Contractor and all Subcontractors, laborers, and materialmen to execute a lien waiver for any interim and final payments. A copy of the executed waiver or notice of refusal is to be immediately forwarded to the Landlord.

              11. Tenant and Tenant's Contractor shall indemnify and hold harmless Landlord, Tenant and their respective representatives, agents and employees from and against all claims, damages, losses, and expenses, including, but not limited to, reasonable attorney's fees arising out of or resulting from the performance of Tenant's Work or Tenant's Contractor's performance of the Tenant's contract which are: (a) caused in whole or in part by any negligence or omission of Tenant's Contractor, any subcontractor or anyone directly or indirectly employed by any of them or anyone for whose acts any of them may be liable; and (b) attributable to bodily injury, sickness, disease or death, or the destruction of tangible personal property, including loss of use resulting from any of the foregoing acts and all Tenant's Work contracts shall reflect this indemnity. In any and all claims against the Landlord, Tenant or their respective representatives or any of their agents or employees or by an employee of Tenant's Contractor, any subcontractor, anyone directly or indirectly employed by any of them, or anyone for whose acts any of them may be liable. The indemnification obligation under this Paragraph 11 shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable by or for the Tenant's Contractor or any Subcontractor under the Workers Compensation Act, disability benefit acts, or other employee benefit acts.

              12. In the event a Subcontractor or materialman files a mechanics' lien as a result of performing work pursuant to Tenant's contract then Tenant's Contractor shall indemnify the Tenant and Landlord from said lien and shall, when requested by the Tenant and/or Landlord, pay the amount requested to release the lien or furnish Tenant and Landlord (as Landlord or Tenant may specify) either a bond sufficient to discharge the lien or deposit in an escrow approved by Landlord and Tenant a sum equal to 150% of the amount of such lien. Subject to any restrictions thereon posed by any mortgagee of Landlord, Tenant's Contractor shall have the right and opportunity, in cooperation with Landlord and Tenant, to contest the validity of any such mechanics' lien by such legal means as are available, including the right to prosecute any appeals which may be permitted by law so long as during the pendency of any contest or appeal, the Tenant's Contractor shall effectively stay or prevent any official or judicial sale of any of the real property or improvements comprising the building, upon execution or otherwise, and so long as the Tenant's Contractor pays any final judgment entered with respect to any such mechanics' lien and thereafter procures and records, within a reasonable time, record satisfaction thereof. In the event the Tenant and Landlord shall be a party to any such contest or appeal, or any other action resulting from or arising out of the performance of the work by Tenant's Contractor (or any of its subcontractors, agents, or employees), Tenant's Contractor shall be responsible for all legal fees and other costs and expenses incurred by Landlord and Tenant in any such action. Landlord and Tenant shall have the right to obtain separate counsel of their choice at Tenant's Contractor's expense. In the event that Tenant's Contractor fails to pay the lien or provide a bond or cash escrow, or otherwise fails to fully satisfy and obtain the release of any lien or claim in accordance with the provisions hereof, Tenant's Contractor shall be obligated to pay to Tenant or Landlord, as the case may be, all monies that the latter may pay in discharging any such lien including all costs and reasonable attorneys' fees incurred by Landlord or Tenant in settling, defending against, appealing or in any other manner dealing with any such lien.

              13. All risk of loss to all property of the Tenant's Contractor and its subcontractors, including, but not limited to, tools and materials located on the Premises, shall be the sole and exclusive responsibility of the Tenant's Contractor and its subcontractors, and the Landlord shall have no responsibility therefor.

              14. If Tenant or Tenant's Contractor is adjudicated a bankrupt, or if Tenant or Tenant's Contractor makes a general assignment for the benefit of its creditors, or if a receiver is appointed on account of Tenant's Contractor's insolvency, or if Tenant's Contractor persistently or repeatedly refuses or fails, except in cases where delay is justified, to supply enough properly skilled workmen or proper materials or if Tenant's Contractor persistently disregards laws, ordinances, rules, regulations or orders of any public authority having jurisdiction, or otherwise is guilty of a substantial violation of a provision of Tenant's contract, then the Tenant (or Landlord in the event of Tenant's bankruptcy, default, or assignment to creditors) may, without prejudice to any right or remedy and after giving the Tenant's Contractor and its surety, if any, * business days' written notice, terminate Tenant's contract with the Contractor and in the event of Contractor's default take possession of all materials, equipment, tools, construction equipment and machinery thereon owned by Tenant's Contractor and shall thereafter finish all Tenant's Work being constructed and previously contracted for by Tenant's Contractor by whatever method it may deem expedient. In such case, Tenant's Contractor shall not be entitled to receive any further payments from Tenant until completion of all Tenant's Work; provided, however, that the Tenant's actions shall not release Tenant's Contractor from any obligations to Tenant arising from its performance or nonperformance under any contracts prior to the date of such termination. Following the completion of such uncompleted Tenant's Work, Tenant shall pay the Tenant's Contractor an amount equal to the aggregate of the amounts actually due under Tenant's contract at the time of the termination of the contract, less the cost to Tenant of completing all the Tenant's Work. Upon termination of Tenant's contract, Tenant's Contractor shall execute and deliver all documents and take all steps, including the legal assignment of Tenant's Contractor contractual rights as the Tenant may require for the purpose of fully vesting in Tenant the rights and benefits of the Tenant's Contractor under Tenant's contract, and arising out of it. Tenant shall also pay to the Tenant's Contractor fair rental for any equipment retained.

              15. Tenant's Contractor shall warrant and agree, at its expense, and at no expense whatsoever to Landlord or Tenant to correct or cause to be corrected any defects in the Tenant's Work (including, but not limited to, latent defects or defects due to defective workmanship or materials whether supplied, installed or performed by Tenant's Contractor or any Subcontractor or supplier) which occur within * year after Tenant's Contractor has substantially completed the Tenant's Work, including completion of all punchlist items, (as evidenced by the Tenant's acceptance of such Work) or for such longer period as may be set forth in the Tenant's contract. Tenant's Contractor shall require a similar warranty in all Subcontracts, and shall deliver to Landlord and Tenant, together with appropriate assignments, if required, all warranties of subcontractors and suppliers of materials, components and equipment furnished and installed in connection with such Tenant's Work. Tenant's Contractor further agrees that all guaranties and warranties relating to any Tenant's Work or any materials incorporated into the Tenant's Work shall be extended to and given to both the Landlord and the Tenant, as their respective interests in such Tenant's Work exist, as more particularly set forth in the Lease between the Landlord and Tenant.

              16. Landlord shall have no obligation with respect to Tenant's Contractor.

              17. Landlord and Landlord's contractor shall have the right, from time to time as may be required, to inspect or perform work within the Premises. Such inspections or work shall not conflict with Tenant's Contractor's work in the Premises unless it is necessary in an emergency situation. Further, Landlord shall have the right to suspend Tenant's Contractor's work in the Premises if such work, in the reasonable opinion of Landlord or of Landlord's contractor, is presenting or may present a danger to life, safety, or property, or in an emergency situation.

              18. Tenant shall give Landlord reasonable prior notice to all inspections, punchouts and other reviews during the course of construction so that Landlord may observe such events. Further, Landlord shall be likewise informed of all Building Department inspections and requirements for issuance of the Certificate of Occupancy for the Premises. Landlord's observation of any such events shall, in no event be construed or interpreted as a review or approval by Landlord of any such work nor shall it prevent Landlord, if it thereafter discovers any deficiency in such Work, from requiring correction thereof as otherwise provided herein. Tenant's Contractor shall be solely responsible for obtaining such Certificate of Occupancy and shall submit to Landlord the original thereof prior to Tenant's occupancy of the Premises for the purpose of conducting business.

              19. Provided the same is performed in a reasonable manner, Landlord's architect or other agent shall have the option of reviewing all equipment and materials to be used in the construction of the Tenant's Work and all such work prior to Tenant move-in. Such review shall in no event constitute approval by Landlord and shall not unreasonably delay Tenant's Contractor's progress.

              20. Tenant's Contractor will not store materials or supplies in, about, or outside the Building Complex (other than within the Premises) without the prior approval of the Landlord and Landlord's contractor.

              21. Tenant's Contractor will provide, at all times, direct supervision of any and all work being performed for the Tenant including the delivery and hoisting of materials, if necessary.

              22. Tenant's Contractor will cooperate with Landlord to dispose of refuse resulting from Tenant's Work. This may include the use of Landlord's dumpster and a proration of charges associated with such use or at Landlord's option and Tenant's sole cost and expense the placement of Tenant Contractor's dumpster at a location specified by Landlord.

              23. If any legal action or arbitration proceeding is commenced in order to enforce the provisions of Tenant's contract or to recover damages as a result of the alleged breach of the provisions thereof, the prevailing party in any such action or proceeding shall be entitled to recover all reasonable costs incurred in connection therewith, including reasonable attorneys' fees.

         EXHIBIT D

                                  SIGN CRITERIA

         These criteria have been established for the purpose of assuring a quality business park and for the mutual benefit of all Tenants. Conformance will be strictly enforced, and any installed nonconforming or unapproved signs must be brought in conformance at the expense of the Tenant. After written notice to Tenant of a violation and * days to cure such violation, ANY SIGN THAT DOES NOT CONFORM TO THESE REGULATIONS WILL BE REMOVED AND REPLACED WITH A CONFORMING SIGN AT TENANT'S EXPENSE.

         It will be the sole responsibility of the Tenant to conform to the terms of this Sign Criteria as follows:

         1. No later than * days prior to the Delivery Date, Tenant will provide, at its sole cost and expense, the Tenant's portion of the sign in conformance with the criteria below.

         2. The sign base complete with the unit number has been provided on the Building. The sign base is the property of the Landlord.

         3. Tenant identification shall be restricted to the Tenant portion of the sign.

         4. The lettering/logo and installation of the Tenant portion of the sign on the sign base shall be paid for by Tenant and remain the property of Landlord. All letters and other scripting shall be consistent in color and style with the lettering on the base and in good taste, in the opinion of Landlord.

         5. Tenant shall submit to Landlord for its approval all copy and/or logo prior to installation of the Tenant portion of the sign.

         6. Upon Lease termination, Tenant shall remove its sign and return the Premises to their original condition.

         7. No audible signs will be allowed; provided, however, the parties acknowledge that the permitted signs may emit an audible mechanical hum during operation. Landlord will allow internally illuminated lighting with no moving fixtures.

         8. Except as provided herein, no banners, pennants, placards, freestanding signs, or signs affixed to automobiles or trailers are allowed on the Building, in the landscaped areas, or on streets or parking area. The restriction pertaining to automobiles or trailers does not apply to magnetic or painted identification signs placed on company or private vehicles for use in the normal course of business.

         9. All signs will be reviewed for conformance with this criteria and overall aesthetics and design quality. Approval or disapproval of sign submittals based on aesthetics shall remain the sole right of the Landlord.

         10. Each Tenant shall submit or cause to be submitted to Landlord for approval before fabrication at least * copies of detailed drawings indicating location, size, layout, design and color of the proposed signs, including all lettering and/or graphics.

         11. All permits for signs and their installation shall be obtained by the Tenant or their representative at Tenant's cost and expense and will comply with all appropriate government requirements. Nothing in this criteria shall imply a waiver of requirements by the local authorities.

         12.  Tenant   shall   be  responsible  for  the   fulfillment  of   all
              requirements and specifications.

         13.  All signs shall be constructed and installed at Tenant's expense.

                                    EXHIBIT E

                          Commencement Date Certificate

         COMMENCEMENT DATE CERTIFICATE ("Certificate") is executed this ___ day of __________________, 2000, by Frontier Center One, LLC, a Colorado limited liability company, ("Landlord") and Frontier Airlines, Inc., a Colorado corporation, ("Tenant") with respect to and forming a part of that certain Office Suite lease ("Lease") dated __________________, 20__, for the premises commonly known as Suite _________________________________ ("Premises").

WITNESSETH:

         WHEREAS, the parties desire to reaffirm and/or amend and certify to certain provisions of the Lease; and

         WHEREAS, the parties desire that the matters set forth herein be conclusive and binding on the parties.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


1.       The   Lease   Commencement   Date   is   deemed   and   agreed   to  be
         _____________________,   20___,  and  the  Lease  termination  date  is
         _____________________, 20___, unless sooner terminated or extended, as provided therein.

2.

3. Base Rent as set forth in Section 1.7 of the Lease is hereby confirmed to be as follows:
4.

5.       Period                              Monthly Rent
         ------                              ------------
6.                                           $
         ------------------
7.                                           $
         ------------------
8.                                           $
         ------------------
9.                                           $
         ------------------
10.                                          $
         ------------------
11.

12. Tenant's first installment of Base Rent in the amount of ______________ Dollars ($__________) for the period of ___________________ (is due on)
         (was paid on) _______________, 20__.
13.

14. Tenant's Share of Operating Expenses as set forth in Section 1.9 of the Lease is hereby confirmed to be _________%. Tenant's first installment of Tenant's Share of Operating Expenses in an amount to be determined is due on _________________, 20____.

15.

16. The Rentable Area of the Building (as defined in Section 1.8 of the Lease) is agreed to be _________ rentable square feet.
17.

18. The Rentable Area of the Premises (as defined in Section 1.8 of the Lease) is agreed to be __________ rentable square feet.
19.

20. By execution hereof, Tenant acknowledges and agrees that all improvements or other work required of Landlord has been satisfactorily performed except for latent defects, and Tenant hereby accepts the Premises in full compliance with the terms and conditions of the Lease.

21.

22. Except as may be amended herein, all terms and conditions of the Lease shall continue in full force and effect and are hereby republished and reaffirmed in their entirety.

23.

24. This Certificate shall be binding upon and may be relied upon by the parties hereto and their respective legal representatives, successors and assigns.

25.

         IN WITNESS WHEREOF, the parties have executed this Certificate as of the day and year first above written.

                                     FRONTIER CENTER ONE LLC,
                                     a Colorado limited liability company

                                       By:    SHEA FRONTIER CENTER, LLC,
                                       a California limited liability company,
                                       its Manager

                                       By:   J.F. Shea Co., Inc., a Nevada
                                             corporation, its Manager

                                       By:  ___________________________________
                                                   Assistant Secretary

                                       By:  ___________________________________
                                               Assistant Secretary

                                                    "Landlord"


                                     FRONTIER AIRLINES, INC.,
                                     a Colorado corporation

                                       By:
                                       Title:

                                     ATTEST:

                                       By:
                                       Title:

                                                      "Tenant"

                                    EXHIBIT F

                              RULES AND REGULATIONS

         The Rules and Regulations in this Exhibit F have been adopted by Landlord for the safety, benefit and convenience of all tenants and other persons in the Building Complex. Landlord may, from time to time in its sole discretion, amend, delete from, or add to the Rules and Regulations and any such modification shall be effective upon delivery of a copy thereof to Tenant at the Premises. Landlord shall use reasonable efforts to secure compliance by all tenants with the Rules and Regulations then in effect, but shall not be responsible to Tenant for the failure of any person to comply with such Rules and Regulations nor shall any such failure relieve Tenant of its obligation to comply with the Rules and Regulations. In these Rules and Regulations, the Term "Tenant" includes the employees, agents, invitees and licensees of Tenant and others permitted by Tenant to use or occupy the Premises.



1. Tenant shall not do or permit anything to be done on the Premises, or bring or keep anything therein which shall in any way obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or with any insurance policy covering the Building and/or Common Areas thereof. Any picketing of the Premises shall take place only on publicly dedicated sidewalks and not on the Common Area or in the Premises. 2.

2.

3. Tenant shall not sweep or throw, or permit to be swept or thrown from the Premises, any dirt or other substance into any of the Common Areas of the Building Complex. Tenant shall not use, keep or permit to be used any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the property by reason of noise, odors and/or vibrations. Tenant shall place all refuse in proper receptacles provided by Landlord (and charged as a Common Area Operating Expense), in the locations designated by Landlord for the Building, and shall keep the loading dock area outside the Premises free of all refuse. Tenant shall not loiter on the Common Areas to smoke except in the Building designated smoking area. Tenant shall, at its sole cost and expense, comply with recycling programs for the Building Complex established by Landlord.

4.

5. Tenant shall not store, nor cause to be stored, any material, substance, equipment, supplies or vehicles outside or adjacent to the Premises described in this Lease.

6.

7. Tenant and its employees or vendors shall not go upon the roof of the Building without prior written consent of Landlord.

8.

9. No animals, birds, reptiles or other pets may be brought in or kept in or about the Premises without Landlord's written consent except for animals assisting persons with disabilities.

10.

11. Unless escorted by an adult, children are not allowed on the Premises or in the Building Complex.

12.

13. Canvassing, soliciting and peddling in the Building Complex or on the Premises are prohibited, and Tenant shall cooperate to prevent the same. Only persons approved in writing, from time to time by Landlord, may solicit orders for, sell, serve or distribute foods or beverages in the Building or Common Areas. Except with Landlord's prior written consent and in accordance with arrangements approved by Landlord. Tenant shall not permit cooking within the Premises, except for microwave ovens, coffee makers, etc., for the use of their employees, agents or invitees. Tenant shall be entitled to install vending machines operated by third party licensees and contract with a caterer who may serve breakfast and/or lunch to Tenant, its employees, agents or invitees; provided such caterer does not have its personal property or fixtures on the Premises for more than the period reasonably necessary to serve such meal(s) and such catering is operated in compliance with the requirements of this Lease including, without limitation, approval of Final Working Drawings showing the location of the eating area in which the caterer will serve meals and Paragraph 18 below. If such caterer will occupy a portion of the Premises as evidenced by its personal property or fixtures remaining in the Premises beyond the meal it is serving, then Tenant must comply with the requirements of
     Section 13 of the Lease for subletting a portion of the Premises.

14. Tenant shall not use or keep on the Premises, any kerosene, gasoline or any inflammable, combustible or explosive fluid, chemical or substance, or use any method of heating or air conditioning other than that authorized in writing by Landlord; provided, however, Tenant can store small quantities of paint thinner and other similar cleaning products in compliance with the requirements of all governmental and quasi-governmental rules, regulations and laws applicable thereto and with the provisions of Section 7.

15.

16. Tenant shall give prompt notice to Landlord of any accidents to or defects in plumbing, electrical fixtures, heating or cooling apparatus or other utilities.

17.

18. The toilet rooms, toilets, urinals, wash bowls and other apparatus serving the Premises shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. All damage and expense resulting from any misuse of the fixtures shall be borne by Tenant to the extent its servants, employees, agents, visitors and licensees shall have caused it.

19.

20. Tenant shall give Landlord reasonable advance notice of and refer all contractors, contractors' representatives and installation technicians rendering any service to the Premises for Tenant to Landlord for Landlord's approval and supervision before performance of any contractual service relating to the Premises itself. This provision shall apply to all work performed which may effect the Building or in the Building Complex, including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature. Excluded from the requirement of advance notice to Landlord shall be repairs and maintenance of any of Tenant's own equipment or Tenant's Trade Fixtures to include, but not be limited to phone equipment, security system, copiers and computers. Tenant shall carry out those activities which are restricted herein in connection with Tenant's repair, maintenance, approved alterations and improvements in the Premises only during the times agreed to in advance by Landlord and in a manner which will not interfere with the rights of other tenants in the Building Complex.

21.

22. The sidewalks, exits, entrances, driveways and Common Areas in and around the Premises shall not be obstructed by Tenant or used by Tenant for any purpose other than for ingress to and egress from the Premises. The exits, entrances, driveways, Common Areas, and roof are not for the use of the general public, and Landlord shall, in all cases, retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall adversely affect the safety, character, reputation and interest of the Building and its tenants, provided, that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities. Landlord may remove, at Tenant's expense, any such obstruction or thing (unauthorized by Landlord) without notice or obligation to Tenant. 23.

24. Landlord agrees to furnish Tenant fifteen (15) keys without charge for each of the keyed exterior entry doors. Additional keys will be furnished at a nominal charge. Tenant shall not alter any lock, nor install any new or additional locks or any bolts on any door of the Premises without written consent of the Landlord. If Landlord shall give its consent, Tenant shall in each case, furnish the Landlord with a key for any such lock. Tenant acknowledges that Landlord retains a master key to all entry doors in the Building Complex.

25.

26. Tenant must, upon the termination of this Lease, return to Landlord all keys either furnished to, or otherwise procured by Tenant; and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change. Landlord will not permit entrance to the Premises by use of pass key controlled by Landlord, to any person at any time without the permission of Tenant, except employees, contractors, or service personnel authorized by Landlord in accordance with the provisions of Section 33 herein.

27.

28. Tenant shall ensure that the windows and doors of the Premises are closed and securely locked before leaving the Premises. Tenant must observe strict care and caution that all water faucets or other apparatus are entirely shut off before Tenant or Tenant's employees leave the Premises so as to prevent damage, and Tenant shall be responsible for the costs for all injuries or damages sustained by other tenants or by Landlord as a result thereof.

29.

30. Special requests by Tenant shall be attended to only upon written approval by Landlord or its agent. Employees or agents of Landlord shall not perform any work for or do anything outside of their regular duties for Tenant unless under written approval from the Landlord.

31.

32. Landlord will not be responsible for damaged, lost or stolen personal property, equipment, money or jewelry from Tenant's Premises or the Common Areas regardless of whether such loss occurs when area is locked against entry or not.

33.

34. Tenant, its employees, agents or invitees shall comply with all directions of Landlord as posted in and for the use of the Building Complex parking areas.

35.

36. With regard to the employee cafeteria or food service preparation area, Tenant shall be obligated to comply with, at its sole cost and expense, any code, ordinance, statute, law, rule, regulation, or requirement of any governmental agency having jurisdiction over the Premises or declaration of covenants affecting the Real Property related to Tenant's preparation and service of food from a portion of the Premises and Tenant shall obtain all licenses related to such operation. Tenant shall maintain any required grease traps and all plumbing and electrical facilities related to the operation of the Cafeteria in good order, condition and repair. Tenant will at all times maintain and conduct its business so that no odors, fumes, vapors, steam, moisture or condensation shall affect any walls, floors, or ceilings in the Building or emanate from the Premises. All refuse cans must be kept inside the Premises and shall be kept as required by the health codes. Tenant shall at all times transport the refuse and garbage from the Premises to the refuse area in such manner as may be designated by Landlord from time to time. Tenant shall enter into and keep in full force and effect throughout the term of this Lease a full service preventative extermination contract with a licensed pest control operator approved in advance by Landlord. Further, Tenant agrees to keep the premises at all time free from pests attracted by the cafeteria and shall cause the same to be exterminated from time to time to the satisfaction of the Landlord. Tenant shall have no right to apply for and obtain a license to serve liquor or wine from the Premises.

37.

38. The Premises shall not be used or permitted to be used for residential, lodging or sleeping purposes, or for the storage of personal effects or property not required for business purposes.

39.

40. No blinds, drapes or other window coverings shall be detached from or installed in the Premises without the express prior written consent of Landlord. In the event of violation of any of the foregoing by Tenant, Landlord may remove the articles constituting the violation without any liability and Tenant shall reimburse Landlord for the expense incurred in such removal and replacement upon demand as additional Rent under the Lease.

41.

42. Tenant, its employees, agents and invitees shall not bring any weapons and/or explosives into the Premises, Building or Common Areas for any reason; provided, however, if Tenant provides a security guard for the Premises, such guard may carry a firearm so long as such guard has a valid license therefor.

43.

44. No person shall enter or remain within the Building Complex while intoxicated or under the influence of liquor or drugs. Landlord shall have the right to exclude or expel from the Building Complex any person who, in the sole discretion of Landlord, is under the influence of liquor or drugs.

45.

46. Tenant shall maintain the air temperature in its Premises warm enough to prevent the freezing of the plumbing and sprinkler system.

47.

48. The failure of the Landlord to seek redress for violation of, or insist upon the strict performance of any covenants or conditions of this Lease or any of the Rules and Regulations set forth above or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation from having all the force and effect of any original violation. The receipt of Landlord of any rental payment with knowledge of the breach of any covenant of this Lease or breach of these Rules and Regulations shall not be deemed a waiver of such breach.

49.

50. No act or thing done or omitted to be done by Landlord or Landlord's agent during the term of the Lease which is necessary to enforce these Rules and Regulations shall constitute an eviction by Landlord nor shall it be deemed a surrender or acceptance of said Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept the keys of said Premises prior to the termination of the Lease. The delivery of keys to any employee of Landlord or Landlord's agent shall not be construed as a termination of the Lease or a surrender of the Premises.

                                 PARKING LICENSE

         Landlord hereby grants a license to Tenant for the use by Tenant at the option of Tenant on an unreserved, unassigned basis of * standard size passenger vehicle parking stalls (the "Spaces") on the surface lot adjacent to the Building upon terms of the Lease and this License. Tenant's Spaces shall be located in the area of the surface lot marked on the diagram attached hereto as Exhibit G-1. Tenant shall have the right to designate visitor parking near its entrances at its discretion. The right to use such spaces is non-exclusive and is in common with others on a first-come, first-served basis (the "Parking Privileges"). In the event Tenant elects to construct a day care center in the Premises and in the event an outdoor play area may be required or desired in connection with the operation of such day care center, Tenant's Spaces will be reduced to provide such DC Play Area on the surface parking lot. Tenant shall be required to obtain Landlord's prior written consent to the location of such DC Play Area.


1. Tenant's right to the Parking Privileges shall commence on the date of execution of the Lease and shall continue for the Term of the Lease unless sooner terminated or extended, or unless Tenant is in default not cured within an applicable cure period under the Lease. The Parking Privileges shall automatically terminate upon the expiration or earlier termination of the Lease, the Primary Lease Term and any extensions thereof.

2.

3. Landlord shall have the right at any time to change the arrangement or location of or to regulate the use of Spaces without incurring any liability to Tenant or its Designated Users as long as the number of Spaces referenced above area are available. Landlord will not require parking off the Building Complex except for reasons beyond Landlord's control. Among other things, Landlord shall be entitled to assign designated areas of the surface lot for use by particular persons or groups of persons and Tenant shall refrain from parking in such Spaces as long as the number of Spaces referenced above are available. Tenant acknowledges that the Spaces will not be individually designated or reserved for use by Tenant and that Tenant will use the Spaces in the surface lot in common with all persons to whom or which Landlord grants the right to use the surface lot except as expressly set forth herein as long as the number of Spaces referenced above are available.

4.

5. In addition to the Rules and Regulations set forth in the Lease, the use of the Spaces is subject to the following rules related to Landlord's measures to restrict use of the Building parking facilities by unauthorized persons:

6.

7. a. Landlord will provide Tenant with written notice that Landlord intends to establish a system of restricted parking and will consult with Tenant prior to finalizing any such system.

8.

9. b. At Landlord's written request, Landlord may provide Tenant with tags or stickers for Tenant to distribute to specific individual employees of Tenant (the "Designated Users"). Alternatively, Landlord may designate use of specific spaces to Designated Users; but Tenant shall remain responsible for all obligations hereunder. Within * business days after Landlord's written request, Tenant agrees to provide Landlord with a listing of all vehicles or Designated Users, including names of vehicle owners, vehicle models, colors, license plate numbers, and Tenant shall provide Landlord with a revised listing promptly after any change to the listing. Tenant shall deliver to Tenant's Designated Users parking decals or other identification provided by Landlord which shall be at all times displayed prominently on the vehicles of Designated Users. Landlord shall have the right to directly ban any Designated User from further use of any of the Spaces for violation of the rules for the use of the Spaces. Anyone parked in the Spaces without a parking decal may be towed by Landlord without notice and at the vehicle owner's expense.

10.

11. c. Tenant and Designated Users shall park only in parking spaces and not on ramps, corridors, approaches, or other areas designated as "no parking" areas.

12.

13. d. Tenant and Designated Users shall observe the special hours of opening, closing and non-use of the surface lot when closings are necessary for repairs, cleaning and rehabilitation.

14. e. Tenant and Designated Users shall use the Spaces only for automobile parking to include Permitted Size Vehicles as defined in the Lease.

15.

16. f. Tenant and Designated Users shall observe all posted vehicle height limitations.

17.

18. g. Tenant and Designated Users shall not allow unauthorized vehicles to use the Spaces and, except for emergencies, shall not repair nor authorize service to vehicles parked in the parking structure or in surface parking area.

19.

20. If any portion of the surface lot shall be damaged by fire or other casualty or shall be taken by right of eminent domain or by condemnation or shall be conveyed in lieu of any such taking, the Parking Privileges shall automatically cease and terminate, Tenant thereupon shall surrender to Landlord the Spaces and all interest therein, and Landlord may re-enter and take possession of the Spaces. 21.

22. Tenant shall not be permitted to assign the Spaces or any interest herein or permit the Space or any part thereof to be used by other than Designated Users without the prior written consent of Landlord, which consent may be granted or withheld in Landlord's sole discretion, except as to Landlord's approved subleases in which event consent shall be granted. Tenant shall remain primarily liable for the performance of the obligations of the Tenant hereunder notwithstanding any assignment or occupancy arrangement permitted or consented to by Landlord.

23.

24. Neither Landlord or its agents shall be liable for any damage, fire, theft or loss to vehicles or other properties or persons while in the parking facilities of the Building, whether caused by theft, collision, moving vehicles, explosion, fire, or any other activity or occurrence in such Building. Tenant and/or its Designated Users assume the risk of such loss or damage and shall indemnify, defend and hold Landlord and its agents harmless from any and all claims against and damages incurred by Landlord arising from Tenant's or the Designated Users' use of the parking facilities, including all costs, attorneys' fees, expenses and liabilities incurred on or about any such claim or action.

25.

26.

                                   EXHIBIT G-1

                                   PARKING MAP

                                    EXHIBIT H

                             [INTENTIONALLY DELETED]

                                    EXHIBIT I

                             JANITORIAL REQUIREMENTS

I.       GENERAL SERVICES

         A.       DAILY SERVICES

                  1.  Clean entry door glass.

                  2. Sweep with chemically treated dust mop or vacuum all floors.

                  3.  Spot clean composition floors and carpets.

                  4.  Dust desk, chairs and all other office furniture.

                  5.  Clean all ash trays and sand urns.

                  6.  Properly position furniture in offices.

                  7.  Empty all waste baskets and carry trash  to  pick up area.

                  8.  Spot clean door, door frames and counters.

                  9.  Spot clean partition and door glass.

                  10. Spot clean around wall switches.

                  11. Clean and polish drinking fountains.

                  12. Clean elevator and elevator tracks.

                  13. Leave on designated lights.

                  14. Police stairway entries.


II.      OTHER REQUIREMENTS

         A.       WEEKLY SERVICES

                  1.  Dust ledges and window sills.

                  2.  Perform low dusting.

                  3.  Dust the baseboards.

                  4.  Sweep/Vacuum stairways and dust the rails.

                  5.  Remove fingerprints from woodwork, walls and partitions.

         B.       MONTHLY SERVICES

                  1. Perform high dusting (i.e., Door sashes and tops of partitions).

                  2.  Dust picture frames.

         C.       FLOOR FINISHING SERVICES

                  1.  Clean and refinish all composition floors - Monthly.


III.     RESTROOM SERVICES

         A.       DAILY SERVICES

                  1.  Empty and wipe out all waste paper receptacles.

                  2.  Empty sanitary napkin containers and replace insert.

                  3.  Polish all metal and mirrors.

                  4.  Clean and polish all dispensers.

                  5.  Clean and disinfect wash basins, toilet bowls and urinals.

                  6.  Disinfect underside and tops of toilet seats.

                  7.  Spot clean tile walls and toilet partitions.

                  8.  Spot clean walls around wash basins.

                  9.  Clean floors with a germicidal solutions.

                  10. Refill soap, towel, tissue and seat cover dispensers.

         B.       SEMI-WEEKLY SERVICES

                  1. Pour clean water down floor drains to prevent sewer gases from escaping.

         C.       WEEKLY SERVICES

                  1. Wash down ceramic tile walls and toilet compartment partitions.

                  2.  Perform high dusting.

         D.       MONTHLY SERVICES

                  1.  Brush down vents.

                  2.  Machine scrub floors.

                                TABLE OF CONTENTS

1.   Basic Provisions                                             1

2.   Premises, Parking and Common Areas                           3

3.   Term                                                         5

4.   Rent                                                         6

5.   Security Deposit                                             9

6.   Use                                                         11

7.   Hazardous Substances                                        11

8.   Maintenance, Repairs, Utility Installations,
     Trade Fixtures and Alterations                              12

9.   Insurance; Indemnity                                        15

10.  Casualty and Restoration of Premises                        17

11.  Real Property Taxes                                         18

12.  Utilities                                                   19

13.  Assignment and Subletting                                   19

14.  Default; Remedies                                           22

15.  Condemnation                                                26

16.  Brokers                                                     26

17.  Statements                                                  26

18.  Landlord's Liability                                        27

19.  Severability                                                27

20.  Interest on Past-Due Obligations                            27

21.  Time of Essence                                             27

22.  Rent                                                        27

23.  No Prior or Other Agreements                                28

24.  Notices                                                     28

25.  Waivers                                                     29

26.  Recording                                                   29

27.  Holdover                                                    29

28.  Cumulative Remedies                                         29

29.  Covenants and Conditions                                    29

30.  Binding Effect:  Choice of Law                              29

31.  Subordination; Attornment; Non-Disturbance                  29

32.  Attorneys' Fees                                             30

33.  Right of Entry                                              30

34.  Auctions                                                    30

35.  Signage                                                     30

36.  Termination; Merger                                         31

37.  Guarantor                                                   31

38.  Quiet Possession                                            31

39.  Rules and Regulations                                       31

40.  Security                                                    31

41.  Reservations                                                32

42.  Authority                                                   32

43.  Conflict                                                    32

44.  Offer                                                       32

45.  Amendments                                                  32

46.  Multiple Parties                                            32

47.  Building Name                                               32

48.  Confidentiality                                             32

49.  Satellite                                                   32

50.  Option to Extend                                            34